UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

COLUMBUS ACQUISITION CORP
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

COLUMBUS ACQUISITION CORP
14 Prudential Tower
Singapore 049712

NOTICE OF AN EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS
OF COLUMBUS ACQUISITION CORP

TO BE HELD ON JANUARY 16, 2026

To the Shareholders of Columbus Acquisition Corp:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of Columbus Acquisition Corp, a Cayman Islands exempted company (“CAC” or the “Company”), will be held on January 16, 2026, at 9:00 a.m., Eastern Time, at the offices of Robinson & Cole LLP (“R&C”) located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting upon, and if through fit, passing and approving on the following resolutions:

1.      Proposal No. 1 — Charter Amendment Proposal — To resolve as a special resolution that, the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until January 22, 2026 to complete a business combination, be deleted in their entirety and substituted in their place with the Second Amended and Restated Memorandum and Articles of Association of the Company in the form attached as Annex A hereto which provides that the Company has until January 22, 2026 to complete a business combination, and may elect to extend the period to consummate a business combination up to twelve times, each by an additional one-month extension, for a total of up to twelve months to January 22, 2027 (the “Extended Termination Date”) (such proposal, the “Charter Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Charter Amendment”);

2.      Proposal No. 2 — Trust Amendment Proposal — To resolve by the affirmative vote of at least a majority of the issued and outstanding ordinary shares of the Company, an amendment of the Investment Management Trust Agreement, dated January 22, 2025 (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Continental Stock Transfer & Trust Company, to reflect the Charter Amendment (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Charter Amendment Proposal, the “Extension Proposals”); and

3.      Proposal No. 3 — Adjournment Proposal — To resolve as an ordinary resolution that the Shareholder Meeting be adjourned to a later date or dates or sine die, if necessary, to permit further solicitation and vote of proxies if, at the time of the Shareholder Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

If the shareholders approve the Charter Amendment Proposal and the Trust Amendment Proposal, the Company will have until January 22, 2026 to consummate an initial business combination, and, without another shareholder vote, may elect for a one-month extension for up to twelve times, up to January 22, 2027, by depositing the Monthly Extension Fee (as defined below) to the Company’s trust account (the “Trust Account”). To effectuate each Monthly Extension, the Company will deposit the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account (each, a “Monthly Extension Fee”). If there is (i) no redemption of the public shares, the Monthly Extension Fee will be $50,000, (ii) a 50% redemption of the public shares, the Monthly Extension Fee will be $50,000, and (iii) an 80% redemption of the public shares, the Monthly Extension Fee will be approximately $39,600. The first Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by January 22, 2026, while the subsequent Monthly Extension Fee must be deposited into the Trust Account by 22nd of each succeeding month until January 22, 2027. If the Monthly Extension

Fee is not being deposited into the Trust Account timely, the Company has a period of thirty (30) days (the “Cure Period”) to pay any applicable past due payment. If the Company fails to make any applicable past due payment during the Cure Period, then the Company shall immediately cease all operations, except for the purpose of winding up, and liquidate and dissolve with the same effect as if the Company failed to complete a business combination within the prescribed timeline.

Each of the Extension Proposals is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. Each of the Proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination.

On November 9, 2025, the Company entered into a business combination agreement (as it may be amended, supplemented, or otherwise modified from time to time, the “BCA”) with WISeSat.Space Holdings Corp., a British Virgin Islands business company (“Pubco”), WISeSat Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Merger Sub”), WISeSat.Space Corp., a British Virgin Islands business company (the “Target”), and WISeKey International Holding Ltd., a Swiss company (together with its successors, including after its anticipated domestication to the British Virgin Islands prior to the Closing, the “Seller”). Pursuant to the BCA, subject to the terms and conditions set forth therein, upon the closing of the transactions contemplated by the BCA (the “Closing”), CAC will become a wholly owned subsidiary of Pubco; and each issued and outstanding CAC Security (as defined in the BCA) immediately prior to the effective time of the Merger (as defined in the BCA) shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive Pubco Ordinary Shares. Following the Merger, the Seller may distribute up to 10% of its Pubco shares to its own shareholders at its discretion. The transactions contemplated by the BCA and the Ancillary Documents are referred to herein as the “Transactions.”

The Transactions will be submitted to shareholders of the Company for approval at an extraordinary general meeting. Pubco, together with the Company, will file with the Securities and Exchange Commission (the “SEC”) a proxy statement/prospectus on Form F-4 (the “Business Combination Proxy Statement”) in connection with the proposed Transactions. On December 29, 2025, CAC and WISeKey International Holding AG jointly announced the confidential submission of a draft of the Business Combination Proxy Statement by Pubco with the SEC on December 23, 2025. Pursuant to the Company’s Charter, the Company currently has until January 22, 2026 to complete the Transactions.

The board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before January 22, 2026 for the Company to complete the Transactions or other alternative business combination if the Transactions are not completed. Accordingly, the Board has determined that, given the Company’s expenditure of time, effort and money on identifying the target business and completing the Transactions, it is in the interests of our shareholders to approve the Extension Proposals in order to adopt the Charter Amendment and the Trust Agreement and, assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved and the Company’s Charter and the Trust Agreement are amended, the Company will have to consummate the Transactions or an alternative initial business combination before the Extended Termination Date.

Notwithstanding the foregoing, if (i) the Charter Amendment Proposal is not approved or implemented, and (ii) the Transactions or an alternative business combination are not completed on or before January 22, 2026, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The Board has fixed the close of business on December 22, 2025 (the “Record Date”) as the record date for determining CAC’s shareholders entitled to receive notice of, attend and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of ordinary shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

As described above, pursuant to the Charter, a public shareholder may elect to request that the Company redeem all or a portion of its public shares for cash (the “Election”) if the Charter Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against, or abstain from voting on the Extensions Proposals. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date.

The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition within the prescribed timeline. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST,” or abstain from voting on, the Extension Proposals at the Shareholder Meeting, if the Charter Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. Each redemption of shares by our public shareholders in connection with the Charter Amendment will decrease the amount in our Trust Account.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE CHARTER AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE TWO BUSINESS DAYS BEFORE THE SHAREHOLDER MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE EXTENSION PROPOSALS. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.35 per share, subject to the actual value of the Trust Account at the time of the redemption, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the total number of then outstanding public shares. The closing price of the Ordinary Shares of the Company on Nasdaq on the Record Date was $10.34. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). CAC cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

CAC cannot predict the amount that will remain in the Trust Account following the Amendment Redemption if the Charter Amendment Proposal is approved and implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $62.17 million that was in the Trust Account as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses).

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE AMENDMENT REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CAC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER

MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

The approval of the Charter Amendment Proposal requires a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding Ordinary Shares of the Company.

The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) there are not sufficient votes to approve the Extension Proposals at the Shareholder Meeting or (y) the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Extension Proposals.

Record holders of Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 7,944,290 issued and outstanding Ordinary Shares. Voting on all resolutions at the Shareholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Shareholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes.

Enclosed is the proxy statement containing important information about the Shareholder Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, CAC urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of
Columbus Acquisition Corp

/s/ Fen Zhang
Fen Zhang
Chairman of the Board of Directors

COLUMBUS ACQUISITION CORP
14 Prudential Tower
Singapore 049712

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS
OF COLUMBUS ACQUISITION CORP

TO BE HELD ON JANUARY 16, 2026

An extraordinary general meeting of shareholders (the “Shareholder Meeting”) of Columbus Acquisition Corp (the “Company,” “CAC,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 9:00 a.m. Eastern Time, on January 16, 2026, at the offices of Robinson & Cole LLP (“R&C”) located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. At the Shareholder Meeting the shareholders will consider and vote upon the following proposals:

1.      Proposal No. 1 — Charter Amendment Proposal — To resolve as a special resolution that, the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until January 22, 2026 to complete a business combination, be deleted in their entirety and substituted in their place with the Second Amended and Restated Memorandum and Articles of Association of the Company in the form attached as Annex A hereto which provides that the Company has until January 22, 2027 to complete a business combination, and may elect to extend the period to consummate a business combination up to twelve times, each by an additional one-month extension, for a total of up to twelve months to January 22, 2027 (the “Extended Termination Date”) (such proposal, the “Charter Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Charter Amendment”);

2.      Proposal No. 2 — Trust Amendment Proposal — To resolve by the affirmative vote of at least a majority of the issued and outstanding ordinary shares of the Company, an amendment of the Investment Management Trust Agreement, dated January 22, 2025 (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Continental Stock Transfer & Trust Company, to reflect the Charter Amendment (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Charter Amendment Proposal, the “Extension Proposals”); and

3.      Proposal No. 3 — Adjournment Proposal — To resolve as an ordinary resolution that the Shareholder Meeting be adjourned to a later date or dates or sine die, if necessary, to permit further solicitation and vote of proxies if, at the time of the Shareholder Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

If the shareholders approve the Charter Amendment Proposal and the Trust Amendment Proposal, the Company will have until January 22, 2026 to consummate an initial business combination, and, without another shareholder vote, may elect for a one-month extension for up to twelve times, up to January 22, 2027, by depositing the Monthly Extension Fee (as defined below) to the Company’s trust account (the “Trust Account”). To effectuate each Monthly Extension, the Company will deposit the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account (each, a “Monthly Extension Fee”).

Each of the Extension Proposals is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. Each of the Proposals is more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination.

On November 9, 2025, the Company entered into a business combination agreement (as it may be amended, supplemented, or otherwise modified from time to time, the “BCA”) with WISeSat.Space Holdings Corp., a British Virgin Islands business company (“Pubco”), WISeSat Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Merger Sub”), WISeSat.Space Corp., a British Virgin Islands business company (the “Company”), and WISeKey International Holding Ltd., a Swiss company (together with its successors, including after its anticipated domestication to the British Virgin Islands prior to the Closing, the “Seller”). Pursuant to the BCA, subject to the terms and conditions set forth therein, upon the closing of the transactions contemplated by the BCA (the “Closing”), CAC will become a wholly owned subsidiary of Pubco; and each issued and outstanding CAC Security (as defined in the BCA) immediately prior to the effective time of the Merger (as defined in the BCA) shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive Pubco Ordinary Shares. Following the Merger, the Seller may distribute up to 10% of its Pubco shares to its own shareholders at its discretion. The transactions contemplated by the BCA and the Ancillary Documents are referred to herein as the “Transactions.”

The Transactions will be submitted to shareholders of the Company for approval at an extraordinary general meeting. Pubco, together with the Company, will file with the Securities and Exchange Commission (the “SEC”) a proxy statement/prospectus on Form F-4 (the “Business Combination Proxy Statement”) in connection with the proposed Transactions. On December 29, 2025, CAC and WISeKey International Holding AG jointly announced the confidential submission of a draft of the Business Combination Proxy Statement by Pubco with the SEC on December 23, 2025. Pursuant to the Company’s Charter, the Company currently has until January 22, 2026 to complete the Transactions.

Pursuant to the Charter, a public shareholder may elect to request that the Company redeem all or a portion of its public shares for cash (the “Election”) if the Charter Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against, or abstain from voting on the Extension Proposals. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date.

CAC reserves the right to move to adjourn the Shareholder Meeting in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal or the Trust Amendment Proposal. In that event, at the Shareholder Meeting, CAC will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Auditor Appointment Proposal.

The Board has fixed the close of business on December 22, 2025 (the “Record Date”) as the record date for determining CAC’s shareholders entitled to receive notice of, attend and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of ordinary shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

You are not being asked to vote on any proposed business combination at this time. If the Charter Amendment Proposal is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on a proposed business combination when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

As described above, pursuant to the Charter, a public shareholder may elect to request that the Company redeem all or a portion of its public shares for cash (the “Election”) if the Charter Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against, or abstain from voting on the Extension Proposals. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date.

The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition within the prescribed timeline to complete an initial business combination as provided in the Charter (the “Prescribed Timeline”). In addition, regardless of whether public shareholders vote “FOR” or “AGAINST,” or abstain from voting on, the Extension Proposals at the Shareholder Meeting, if the Charter Amendment Proposal and the Trust

Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. Each redemption of shares by our public shareholders in connection with the Charter Amendment will decrease the amount in our Trust Account.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE CHARTER AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE TWO BUSINESS DAYS BEFORE THE SHAREHOLDER MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE EXTENSION PROPOSALS. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.35 per share, subject to the actual value of the Trust Account at the time of the redemption, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the total number of then outstanding public shares. The closing price of the ordinary shares, par value $0.0001 per share, of the Company (the “Ordinary Shares”) on Nasdaq on the Record Date was $10.34. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately 0.01 more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). CAC cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In consideration of the Charter Amendment Proposal, the Company’s shareholders should be aware that if the Charter Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete a business combination, in addition to the payment of extension fees.

The approval of the Charter Amendment Proposal requires a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding Ordinary Shares of the Company.

The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal or the Trust Amendment Proposal at the Shareholder Meeting or the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal or the Trust Amendment Proposal.

After careful consideration of all relevant factors, the Board believes that the Charter Amendment Proposal and the Trust Amendment Proposal will allow the Company to have more time and flexibility to complete the Transactions or other alternative business combination if the Transactions are not completed and are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Shareholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE AMENDMENT REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CAC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

Enclosed is the Notice of Shareholder Meeting and accompanying proxy statement containing detailed information about the Shareholder Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, CAC urges you to read this material carefully and vote your shares.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Columbus Acquisition Corp with respect to, among other things, CAC’s capital resources and results of operations. Statements regarding market conditions and results of operations also are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect CAC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. CAC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        CAC’s ability to complete a business combination;

•        the market price and liquidity of the Ordinary Shares; and

•        the Trust Account being subject to claims of third parties

While forward-looking statements reflect CAC’s good faith beliefs, they are not guarantees of future performance. CAC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause CAC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in CAC’s final prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2025 and in CAC’s annual report on Form 10-K as filed with the SEC on March 31, 2025, , and in other reports filed by CAC with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to CAC (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to CAC shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on January 16, 2026, at 9:00 a.m., Eastern Time. The Shareholder Meeting will be held at the offices of Robinson & Cole LLP (“R&C”) located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q:     Why am I receiving this proxy statement?

A:     This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”), for use at the extraordinary general meeting of the Company (the “Shareholder Meeting”), which will be held on January 16, 2026, at 9:00 a.m., Eastern Time. The Shareholder Meeting will be held at the offices of R&C located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Shareholder Meeting.

CAC is a blank check company incorporated as a Cayman Islands exempted company on January 18, 2024. CAC was incorporated for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. Following the closing of the IPO on January 24, 2025, and the respective concurrent sales of private units (the “Private Units”) to our sponsor, Hercules Capital Management VII Corp (the “Sponsor”), an aggregate amount of $60 million of gross proceeds was placed in the Trust Account.

Pursuant to the Company’s Charter, the Company currently has until January 22, 2026 to its initial business combination. In the event that the Company does not consummate its initial business combination by January 22, 2026, such failure shall trigger an automatic redemption of the public shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the applicable per-share redemption price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Cayman Companies Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares. Further, CAC’s prospectus in connection with the IPO and the Charter provide that the Company may amend the prescribed timeline by special resolution provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval of any such amendment.

Given the time the Company may need to compete the Transactions or other alternative business combination if the Transactions are not completed, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal, pursuant to which, once approved, the Company will have until January 22, 2026 to consummate its initial business combination, and the Company may extend the period of time to consummate its initial business combination up to twelve times, each by an additional one month (until January 22, 2027), by depositing the Monthly Extension Fee into the Trust Account.

Q:     When and where will the Shareholder Meeting be held?

A:     The Shareholder Meeting will be held on January 16, 2026, at 9:00 a.m., Eastern Time, at the offices of R&C located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person and you are also encouraged to attend the Shareholder Meeting virtually at your convenience.

Q:     How do I vote?

A:     If you were a holder of record of Ordinary Shares on the close of business on December 22, 2025, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

If you are a holder of record of Ordinary Shares, you may vote in person at the Shareholder Meeting or by submitting a proxy for the Shareholder Meeting. Whether or not you plan to attend the Shareholder Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Shareholder Meeting and vote in person if you have already voted by proxy.

If your shares of Ordinary Shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:     CAC shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Charter Amendment Proposal — To resolve as a special resolution that, the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until January 22, 2026 to complete a business combination, be deleted in their entirety and substituted in their place with the Second Amended and Restated Memorandum and Articles of Association of the Company in the form attached as Annex A hereto which provides that the Company has until January 22, 2026 to complete a business combination, and may elect to extend the period to consummate a business combination up to twelve times, each by an additional one-month extension, for a total of up to twelve months to January 22, 2027 (the “Extended Termination Date”) (such proposal, the “Charter Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Charter Amendment”);

2.      Proposal No. 2 — Trust Amendment Proposal — To resolve by the affirmative vote of at least a majority of the issued and outstanding ordinary shares of the Company, an amendment of the Investment Management Trust Agreement, dated January 22, 2025 (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Continental Stock Transfer & Trust Company, to reflect the Charter Amendment (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Charter Amendment Proposal, the “Extension Proposals”); and

3.      Proposal No. 3 — Adjournment Proposal — To resolve as an ordinary resolution that the Shareholder Meeting be adjourned to a later date or dates or sine die, if necessary, to permit further solicitation and vote of proxies if, at the time of the Shareholder Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.

Each of the Extension Proposals is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. For more information, please see “Proposal No. 1 — The Charter Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal” and “Proposal No. 3 — The Adjournment Proposal.”

After careful consideration, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of CAC and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The existence of financial and personal interests of our directors and officer may result in conflicts of interest, including a conflict between what may be in the best interests of CAC and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:     Are the proposals conditioned on one another?

A:     Each of the Extension Proposals is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal or the Trust Amendment Proposal, CAC may move to adjourn the Shareholder Meeting to such later date or dates to permit further solicitation and vote of proxies. CAC also reserves the right to move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal or the Trust Amendment Proposal. In those events, at the Shareholder Meeting CAC will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q:     Why is CAC proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A:     The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination.

The Board believes that there will not be sufficient time before January 22, to allow the Company to consummate the Transactions or other alternative business combination if the Transactions are not completed. Accordingly, the Board has determined that, given the Company’s expenditure of time, effort and money on identifying the target business to complete the Transactions, it is in the interests of our shareholders to approve the Extension Proposals in order to amend the Charter and the Trust Agreement and, assuming that each of the Charter Amendment Proposal and the Trust Amendment Proposal is so approved and each of the Charter and the Trust Agreement is amended, the Company will have to consummate its initial business combination before the Extended Termination Date.

If CAC does not complete its initial business combination by January 22, 2026, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of CAC’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to CAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that Continental Stock Transfer & Trust Company acting as trustee (“Continental”) shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by CAC in connection with either a closing of an initial business combination or CAC’s inability to effect an initial business combination by January 22, 2026.

In the event that the Company does not consummate the Transactions or other alternative business combination if the Transactions are not completed by the prescribed timeline, such failure shall trigger an automatic redemption of the public shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the applicable per-share redemption price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Cayman Companies Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares.

For further details about the reasons for the Charter Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal” of this proxy statement.

Approval of each of the Extension Proposals is a condition to the implementation of the Charter Amendment. If (i) the Charter Amendment Proposal is not approved or implemented, and (iii) the Transactions or other alternative business combination if the Transactions are not completed are not completed on or before the prescribed timeline, CAC will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the then-outstanding public shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of CAC’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to CAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Q:     What constitutes a quorum?

A:     A quorum of our shareholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority of the issued and outstanding ordinary shares of the Company on the Record Date entitled to vote at the Shareholder Meeting are represented in person (including virtually) or by proxy at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so CAC does not expect there to be any broker non-votes at the Shareholder Meeting. If a quorum is not present at the meeting within 15 minutes of the time appointed for the Shareholder Meeting, or if at any time during the Shareholder Meeting it becomes inquorate, the Shareholder Meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present at the meeting within 15 minutes of the time appointed for the adjourned meeting, then the meeting shall be dissolved.

Q:     What vote is required to approve the proposals presented at the Shareholder Meeting?

A:     The approval of the Charter Amendment Proposal requires a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding Ordinary Shares of the Company.

The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) based upon the tabulated vote at the time of the Shareholder Meeting there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal at the Shareholder Meeting or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:     How will the Initial Shareholders vote?

A:     On the Record Date, the Sponsor, officers and directors, including a former director, and A.G.P./Alliance Global Partners, the representative of underwriters of CAC’s IPO (“AGP”), with respect to the holding of 210,000 Representative Shares (as defined below) (collectively, the “Initial Shareholders”), owned and were entitled to vote an aggregate of 1,944,290 Ordinary Shares, representing approximately 24.27% of CAC’s issued and outstanding Ordinary Shares, and plan to vote in favor of each of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:     Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A:     The approval of the Charter Amendment Proposal and the Trust Amendment Proposal is essential to the implementation of the Board’s plan to extend the deadline to complete a business combination. Each of the Extension Proposals is cross-conditioned on the approval of the other. Our Board believes shareholders will benefit from the Company consummating a business combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to allow us more time and flexibility to complete its initial business combination.

After careful consideration of all relevant factors, the Board believes that the Charter Amendment Proposal and the Trust Amendment Proposal will allow the Company to have more time and flexibility to complete the Transactions or other alternative business combination if the Transactions are not completed and are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the Extension Proposals.

For further details about the reasons for the Charter Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal” of this proxy statement.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by CAC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal or the Trust Amendment Proposal.

The Company may also move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal or the Trust Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:     What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:     If you do not want the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved.

However, if you fail to return your proxy card, or if you fail to attend the Shareholder Meeting in person or by proxy or do attend the Shareholder Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:     What happens if any of the Extension Proposal is not approved?

A:     If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve any of the Extension Proposals, CAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Proposals. If the Adjournment Proposal is not approved by CAC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Extension Proposals.

The Company currently has until January 22, 2026, to complete its initial business combination. If (i) any of the Extension Proposals is not approved or implemented, and (ii) the Transactions or other alternative business combination if the Transactions are not completed on or before January 22, 2026, CAC will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of CAC’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to CAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Q:     If the Extension Proposals are approved, what happens next?

A:     If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have until January 22, 2026 to consummate its initial business combination, and the Company may extend the period of time to consummate its initial business combination up to twelve times, each by an additional one month (for a total of twelve months up to January 22, 2027), subject to the depositing Monthly Extension Fee into the Trust Account by the Sponsor and/or its designees in accordance with terms as set out in the Trust Agreement. The Company will also enter into an amendment to the Trust Agreement, pursuant to which the Monthly Extension Fee needs to be deposited in the Company’s Trust Account for each monthly extension. If the Monthly Extension Fee is not being deposited into the Trust Account timely, the Company has a period of thirty (30) days (the “Cure Period”) to pay any applicable past due payment. If the Company fails to make any applicable past due payment during the Cure Period, then the Company shall immediately cease all operations, except for the purpose of winding up, and liquidate and dissolve with the same effect as if the Company failed to complete a business combination within the prescribed timeline.

In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Amendment Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of CAC held by the Initial Shareholders and its affiliates.

Q:     Is the Company be subject to the Investment Company Act of 1940?

A:     The funds in the Trust Account are currently invested only in U.S. government treasury obligations with a maturity of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations. The Company’s registration statement on Form S-1 in connection with its initial public offering (the “IPO”) (File No. 333-283278) was declared effective by the U.S. Securities and Exchange commission on January 22, 2025 and the Company completed its IPO on January 24, 2025. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination. On November 9, 2025, the Company, Pubco, Merger Sub and the Target entered into the BCA and is completing the Transactions.

On January 24, 2024, the SEC adopted the final rules (the “SPAC Final Rules”), relating to, among the others, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. The duration of a SPAC is not the sole determinant, but one of the long-standing factors to consider in the determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner in which a SPAC holds itself out to investors, and the merger of a SPAC an investment company. The SPAC Final Rules became effective on July 1, 2024.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and the Private Placement (as defined below) in connection with the IPO (including proceeds of the full exercise of over-allotment options and the Private Placement in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s rights would expire worthless and Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate. CAC is currently assessing the relevant risks.

Q:     If I vote for or against the Charter Amendment Proposal or the Trust Amendment Proposal, can I request that my shares be redeemed?

A:     Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal or the Trust Amendment Proposal, or do not vote at all, you may elect to redeem your Public Shares, provided that the Charter Amendment Proposal is approved and implemented. You will need to submit a redemption request for your public shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or vote at all, and regardless of whether you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise). However, under CAC’s Charter, CAC is only obligated to provide you with the opportunity to redeem your Public Shares in connection with the Charter Amendment Proposal upon the approval of such proposal.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., our proxy solicitor, prior to the date of the Shareholder Meeting or by voting in person at the Shareholder Meeting. Attendance at the Shareholder Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Shareholder Meeting and vote at the Shareholder Meeting, you must bring to the Shareholder Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q:     How are votes counted?

A:     Voting on all resolutions at the Shareholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Class A Ordinary Share carrying one vote.

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. As a matter of Cayman Islands law, abstentions will not constitute votes cast at the Shareholder Meeting and will have no effect on the outcome of the vote on the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

Q:     If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, CAC does not expect there to be any broker non-votes at the Shareholder Meeting.

If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:     Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A:     Yes. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of CAC and its shareholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:     What interests do CAC’s directors and officer have in the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A:     Aside from their interests as shareholders, the Initial Shareholders have interests that differ from the interests of other shareholders generally. For more details, see the sections entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders” and “Beneficial Ownership of Securities” of this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal or the Trust Amendment?

A:     No. There are no appraisal rights available to CAC’s shareholders in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal and the Trust Amendment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:     How do I exercise my redemption rights?

A:     If you are a Public Shareholder and wish to exercise your right to redeem your Ordinary Shares, you must:

(a)     hold Ordinary Shares;

(b)    submit a written request to Continental, the Transfer Agent in which you request that CAC redeem all or a portion of your Ordinary Shares for cash; and

(c)     tender your Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system. The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 14, 2026 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your Public Shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.

In connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal, any Public Shareholder will be entitled to request that their Public Shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. As of the Record Date, this would have amounted to approximately $10.35 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the Public Shareholders electing to redeem their Ordinary Shares in the Amendment Redemption will be distributed promptly after the Shareholder Meeting.

Any request for Amendment Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time (the “Amendment Redemption Withdrawal Deadline”). If you deliver your shares for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that CAC instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent prior to 5:00 p.m., Eastern Time, on January 14, 2026 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Amendment Redemption and the Ordinary Shares are delivered as described above and the Extension Proposals are approved and implemented, then, CAC will redeem such Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting.

If a Public Shareholder exercises his, her or its redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its Ordinary Shares for cash and will no longer own those shares.

In addition, if the Extension Proposals are approved and implemented, and if CAC is not able to complete a business combination by January 22, 2026 ( or up to January 22, 2027, if extended), CAC will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after January 22, 2026 (or up to January 22, 2027, if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of January 22, 2026 (or up to January 22, 2027, if extended) (after taking into account the Amendment Redemption), including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Amendment Redemption. As of the close of business on January 22, 2026 (or up to January 22, 2027, if extended), all remaining issued and outstanding Public Shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

Q:     What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:     You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:     CAC will pay the cost of soliciting proxies for the Shareholder Meeting. CAC has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Shareholder Meeting. CAC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officer and employees of CAC may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

You also may obtain additional information about CAC from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Shareholder and you intend to seek redemption of your shares, you will need to deliver your Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on January 14, 2026 (two business days prior to the date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, NY 10004-1561
E-mail: spacredemption@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in the IPO Prospectus filed with the SEC on January 1, 2025, the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 31, 2025 and the Quarterly Reports on Form 10-Q, and in other reports we file with the SEC before making a decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Amendment will enable us to complete an initial business combination.

Approving the Charter Amendment involves a number of risks. Even if the Charter Amendment is approved, the Company can provide no assurances that the Transactions or other alternative business combination if the Transactions are not completed will be consummated by January 22, 2026 (or up to January 22, 2027, if extended). Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all, and in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our securities on the open market. The price of our securities may be volatile, and there can be no assurance that shareholders will be able to dispose of our securities at favorable prices, or at all.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.

On January 24, 2024, the SEC adopted the SPAC Final Rules, relating to, among the others, the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules became effective on July 1, 2024.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and sales of Private Units in connection with the IPO (including proceeds of the full exercise of over-allotment options and the sales of Private Units in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants and rights would expire worthless and Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares, warrants and rights following such a transaction, and our warrants and rights would expire worthless.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

BACKGROUND

We are a blank check exempted company incorporated in the Cayman Islands on January 18, 2024, for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. Our efforts to identify a prospective target business will not be limited to a particular industry or geographic location but will initially focus on Asia.

We presently have no revenue, have had losses since inception from incurring formation and operating costs and have had no operations other than identifying and evaluating suitable acquisition transaction candidates. We have relied upon the working capital available to us following the consummation of the IPO and the Private Placement (as defined below) to fund our operations, as well as the funds loaned by the Sponsor, our officers, directors or their affiliates.

Initial Public Offering

On January 24, 2025, we consummated our IPO of 6,000,000 units (“Units”). Each Unit consists of one Ordinary Share, and one right (the “Rights”) to receive one-seventh of one ordinary Share upon the completion of the initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $60,000,000. On January 24, 2025, substantially concurrently with the closing of the IPO, we completed the private sale (the “Private Placement”) of 234,290 units (the “Private Units”) to our Sponsor, at a purchase price of $10.00 per Initial Private Unit, generating gross proceeds to us of $2,342,900. In connection with the offering of the Units and the sale of Initial Private Units, the proceeds of $60,000,000 from the proceeds of the offering of the Units and the sale of Initial Private Units were placed in the Trust Account. In connection with the IPO, the Company issued a total of 210,000 Ordinary shares (the “Representative Shares”) to AGP.

The proceeds of $60,000,000 from the IPO and the sales of Private Units, were placed in the Trust Account established for the benefit of our public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. The proceeds of $57,500,000 from the IPO, the sale of the Option Units and the sales of Private Units, were placed in a trust account (the “Trust Account”) established for the benefit of our public shareholders and the underwriters of the IPO with.

On March 10, 2025, the Sponsor forfeited 225,000 Founder Shares (as defined below) for no consideration as the underwriters of the IPO did not exercise the over-allotment option. As a result, the Sponsor currently holds 1,698,290 Ordinary Shares in total, including 1,464,000 Founder Shares and 234,290 Ordinary Shares included in the Private Units. As of the date hereof, our insiders, including the Sponsor, our officers and directors and a former director, collectively, hold 1,734,290 Ordinary Shares, representing 21.83% of the issued and outstanding shares of the Company.

On March 17, 2025, the Ordinary Shares and Rights commenced trading on the Nasdaq Global Market (“Nasdaq”) under the symbols “COLA” and “COLAR,” respectively Public Units not separated continue to trade on Nasdaq under the symbol “COLAU”.

On March 20, 2025, in connection with the appointment of Mr. Cameron R. Johnson as the director of the Company, the Sponsor issued a share purchase option dated March 20, 2025 (the “Share Purchase Option”) to Mr. Johnson, entitling Mr. Johnson to acquire 12,000 Founder Shares upon the exercise of the Share Purchase Option once the existing lock-up term on such Founder Shares expires pursuant to the terms and arrangements thereunder. The Company has entered into an indemnity agreement with Mr. Johnson in connection with his appointment.

Proposed Transactions

On November 9, 2025, the Company entered into the BCA with Pubco, Merger Sub, Target and the Seller. Pursuant to the BCA, subject to the terms and conditions set forth therein, upon the Closing, CAC will become a wholly owned subsidiary of Pubco; and each issued and outstanding CAC Security (as defined in the BCA) immediately prior to the effective time of the Merger (as defined in the BCA) shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive Pubco Ordinary Shares. Following the Merger, the Seller may distribute up to 10% of its Pubco shares to its own shareholders at its discretion. The transactions contemplated by the BCA and the Ancillary Documents are referred to herein as the “Transactions.”

The Transactions will be submitted to shareholders of the Company for approval at an extraordinary general meeting. Pubco, together with the Company, will file with the Securities and Exchange Commission (the “SEC”) a proxy statement/prospectus on Form F-4 (the “Business Combination Proxy Statement”) in connection with the proposed Transactions. On December 29, 2025, CAC and WISeKey International Holding AG jointly announced the confidential submission of a draft of the Business Combination Proxy Statement by Pubco with the SEC on December 23, 2025. Pursuant to the Company’s Charter, the Company currently has until January 22, 2026 to complete the Transactions.

Permission Required from the PRC Authorities for Our Listing and a Business Combination and PRC Limitations on Overseas Listing and Share Issuances If We Acquire a PRC Target Company (Post-Business Combination)

As a blank check company incorporated for the purpose of effecting a business combination, certain of our executive officers and directors are located in or have significant ties to China.

The Company is a blank check company incorporated in Cayman Islands rather than in China and currently the Company does not own or control any equity interest in any PRC company or operate any business in China. The CSRC currently has not issued any definitive rule or interpretation concerning whether offerings or listing on U.S. exchanges like ours are subject to the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”), and we believe that we are not required to obtain any licenses or approvals, under applicable PRC laws and regulations, for our operation or listing on Nasdaq and seeking a target for the initial business combination. Further, according to the Measures for Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. As we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the Cyberspace Administration of China (the “CAC”). As of the date of this proxy statement, we have not received any inquiry, notice, warning, sanction or any regulatory objection to our IPO or listing on Nasdaq from any relevant PRC authorities.

On February 17, 2023, the CSRC promulgated the Trial Measures, which took effect on March 31, 2023. The Trial Measures supersede the prior rules and clarified and emphasized several aspects, which include but are not limited to: (1) comprehensive determination of the “indirect overseas offering and listing by PRC domestic companies” in compliance with the principle of “substance over form” and particularly, an issuer will be required to go through the filing procedures under the Trial Measures if the following criteria are met at the same time: (a) 50% or more of the issuer’s operating revenue, total profit, total assets or net assets as documented in its audited consolidated financial statements for the most recent accounting year comes from PRC domestic companies, and (b) the main parts of the issuer’s business activities are conducted in mainland China, or its main places of business are located in mainland China, or the senior managers in charge of its business operation and management are mostly Chinese citizens or domiciled in mainland China; (2) exemptions from immediate filing requirements for issuers that (a) have already been listed or registered but not yet listed in foreign securities markets, including U.S. markets, prior to the effective date of the Trial Measures, (b) are not required to re-perform the regulatory procedures with the relevant overseas regulatory authority or the overseas stock exchange, and (c) whose such overseas securities offering or listing shall be completed before September 30, 2023, provided however that such issuers shall carry out filing procedures as required if they conduct refinancing or are involved in other circumstances that require filing with the CSRC; (3) a negative list of types of issuers banned from listing or offering overseas, such as (a) issuers whose listing or offering overseas has been recognized by the State Council of the PRC as a possible threat to national security, (b) issuers whose affiliates have been recently convicted of bribery and corruption, (c) issuers under ongoing criminal investigations, and (d) issuers under major disputes regarding equity ownership; (4) issuers’ compliance with web security, data security, and other national security laws and regulations; (5) issuers’ filing and reporting obligations, such as the obligation to file with the CSRC after it submits an application for initial public offering to overseas regulators, and the obligation after offering or listing overseas to report to the CSRC material events including a change of control or voluntary or forced delisting of the issuer; and (6) the CSRC’s authority to fine both issuers and their shareholders between 1 and 10 million RMB for failure to comply with the Trial Measures, including failure to comply with filing obligations or committing fraud and misrepresentation.

We are a blank check company incorporated in Cayman Islands with no operation of our own except searching for a target for our initial business combination. Furthermore, we do not own or control any equity interest in any PRC company or operate any business in China, and during the fiscal year ended December 31, 2024, we did not have 50% or more of our operating revenue, total profit, total assets or net assets located or generated in China. Therefore, we do not consider ourselves a PRC domestic company conducting “indirect overseas offering and listing,” and be subject the filing procedures under the Trial Measures.

However, applicable laws, regulations, or interpretations of PRC may change, and the relevant PRC government agencies could reach a different conclusion. There is also possibility that we may not be able to obtain or maintain such approval or that we inadvertently concluded that such approval was not required. If prior approval was required while we inadvertently concluded that such approval was not required or if applicable laws and regulations or the interpretation of such were modified to require us to obtain the approval in the future, we may face regulatory actions or other sanctions from relevant Chinese regulatory authorities. In addition, any changes in PRC law, regulations, or interpretations may severely affect our operations. The CSRC or other Chinese regulatory agencies may also take actions requiring us, or making it advisable for us, to be subject to other severe consequences, which would materially affect the interest of the investors. To that extent, we may not be able to conduct the process of searching for a potential target company in China. Any failure of us to fully comply with new regulatory requirements may significantly limit or completely hinder our ability to continue to offer the securities, causing significant disruption to our business operations, severely damage our reputation, materially and adversely affect our financial condition and results of operations and cause the securities to significantly decline in value or become worthless.

Enforceability of Civil Liability

Certain of our executive officers and directors are located in or have significant ties to the PRC. Specifically, Dr. Fen Zhang, our Chief Executive Officer and Chairman, is a Canadian citizen but currently resides in China for business purposes. Mr. Zhechen Wang, our Chief Financial Officer, is a Chinese citizen. One of our independent director, Mr. Cameron R. Johnson currently resides in China. Further, there is uncertainty if any officers and directors of the post-combination entity will be located outside the Unites States. As a result, it may be difficult, or in some cases not possible, for investors in the United States to enforce their legal rights, to effect service of process upon those officers and directors (prior to or after the business combination) located outside the United States, to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties on them under United States securities laws.

In particular, the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States and many other countries and regions, and you may have to incur substantial costs and contribute significant time to enforce civil liabilities and criminal penalties in reliance on legal remedies under PRC laws. Therefore, recognition and enforcement in the PRC of judgement of United States courts in relation to any matter not subject to a binding arbitration provision may be difficult or impossible.

Recent PCAOB Developments

We are a blank check company incorporated in Cayman Islands with our office located in the United States. We have no operations or subsidiaries in China

Our auditor, Marcum Asia CPAs LLP, a United States accounting firm based in New York City, is an independent registered public accounting firm registered with the United States Public Company Accounting Oversight Board (“PCAOB”) and is subject to laws in the United States pursuant to which the PCAOB conducts regular inspections to assess Marcum Asia CPAs LLP’s compliance with applicable professional standards. The PCAOB currently has access to inspect the working papers of our auditor. Our auditor is not headquartered in mainland China or Hong Kong and was not identified in any report as a firm subject to the PCAOB’s determination.

Developments in U.S. laws may restrict our ability or willingness to complete certain business combinations with companies. For instance, the enacted Holding Foreign Companies Accountable Act (the “HFCAA”) would restrict our ability to consummate a business combination with a target business unless that business met certain standards of the PCAOB and would require delisting of a company from U.S. national securities exchanges if the

PCAOB is unable to inspect its public accounting firm for three consecutive years. The HFCAA also requires public companies to disclose, among other things, whether they are owned or controlled by a foreign government, specifically, those based in China.

We may not be able to consummate a business combination with a favored target business due to these laws. Furthermore, on June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act (“AHFCAA”), which, if signed into law, would amend the HFCAA and require the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three consecutive years.

The documentation we may be required to submit to the SEC proving certain beneficial ownership requirements and establishing that we are not owned or controlled by a foreign government in the event that we use a foreign public accounting firm not subject to inspection by the PCAOB or where the PCAOB is unable to completely inspect or investigate our accounting practices or financial statements because of a position taken by an authority in the foreign jurisdiction could be onerous and time consuming to prepare. The HFCAA mandates the SEC to identify issuers of SEC-registered securities whose audited financial reports are prepared by an accounting firm that the PCAOB is unable to inspect due to restrictions imposed by an authority in the foreign jurisdiction where the audits are performed. If such identified issuer’s auditor cannot be inspected by the PCAOB for three consecutive years, the trading of such issuer’s securities on any U.S. national securities exchanges, as well as any over-the-counter trading in the U.S., will be prohibited.

On March 24, 2021, the SEC adopted interim final rules relating to the implementation of certain disclosure and documentation requirements of the HFCAA. An identified issuer will be required to comply with these rules if the SEC identifies it as having a “non-inspection” year under a process to be subsequently established by the SEC.

On November 5, 2021, the SEC approved the PCAOB’s Rule 6100, Board Determinations Under the HFCAA. Rule 6100 provides a framework for the PCAOB to use when determining, as contemplated under the HFCAA, whether it is unable to inspect or investigate completely registered public accounting firms located in a foreign jurisdiction because of a position taken by one or more authorities in that jurisdiction.

On December 2, 2021, the SEC issued amendments to finalize rules implementing the submission and disclosure requirements in the HFCAA. The rules apply to registrants that the SEC identifies as having filed an annual report with an audit report issued by a registered public accounting firm that is located in a foreign jurisdiction and that PCAOB is unable to inspect or investigate completely because of a position taken by an authority in foreign jurisdictions.

On December 16, 2021, the PCAOB issued a Determination Report which found that the PCAOB is unable to inspect or investigate completely registered public accounting firms headquartered in: (i) mainland China, and (ii) Hong Kong. Our auditor, Marcum Asia CPAs LLP, a United States accounting firm based in New York City, is an independent registered public accounting firm registered with the PCAOB and is subject to laws in the United States pursuant to which the PCAOB conducts regular inspections to assess Marcum Asia CPAs LLP’s compliance with applicable professional standards. The PCAOB currently has access to inspect the working papers of our auditor. Our auditor is not headquartered in mainland China or Hong Kong and was not identified in this report as a firm subject to the PCAOB’s determination.

On August 26, 2022, the CSRC, the Ministry of Finance of the PRC, and PCAOB signed a Statement of Protocol, or the Protocol, governing inspections and investigations of audit firms based in China and Hong Kong. Pursuant to the Protocol, the PCAOB has independent discretion to select any issuer audits for inspection or investigation and has the unfettered ability to transfer information to the SEC. However, uncertainties still exist whether this new framework will be fully complied with. According to the PCAOB, its December 2021 determinations under the HFCAA remain in effect. The PCAOB is required to reassess these determinations by the end of 2022. Under the PCAOB’s rules, a reassessment of a determination under the HFCAA may result in the PCAOB reaffirming, modifying or vacating the determination.

On December 15, 2022, the PCAOB determined that it has secured complete access to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong and voted to vacate its December 2021 determinations to the contrary. To ensure ongoing access for inspections and investigations, the PCAOB will determine annually whether it can inspect and investigate completely audit firms in mainland China and Hong Kong. Additionally, the PCAOB has also identified numerous deficiencies at audit firms in mainland China and Hong Kong, as has been the case in other jurisdictions in the first year of PCAOB inspection. The PCAOB intends to release inspection reports in the first half of next year detailing findings from their inspections of these audit firms.

On December 29, 2022, a legislation entitled “Consolidated Appropriations Act, 2023” (the “Consolidated Appropriations Act”), was signed into law by President Biden. The Consolidated Appropriations Act contained, among other things, an identical provision to AHFCAA, which reduces the number of consecutive non-inspection years required for triggering the prohibitions under the Holding Foreign Companies Accountable Act from three years to two.

However, in the event that we complete a business combination with a PRC Target Company and PCAOB is not able to fully conduct inspections of the post-combination entity’s auditor’s work papers in mainland China or Hong Kong, it could cause us to fail to be in compliance with U.S. securities laws and regulations, we could cease to be listed on a U.S. securities exchange, and U.S. trading of our shares could be prohibited under the HFCAA. Any of these actions, or uncertainties in the market about the possibility of such actions, could adversely affect our prospects to successfully complete a business combination with a PRC Target Company, our access to the U.S. capital markets and the price of our shares.

Future developments in respect of increased U.S. regulatory access to audit information are uncertain, as the legislative developments are subject to the legislative process and the regulatory developments are subject to the rule-making process and other administrative procedures.

Other developments in U.S. laws and regulatory environment, including but not limited to executive orders such as Executive Order (E.O.) 13959, “Addressing the Threat from Securities Investments That Finance Communist Chinese Military Companies,” may further restrict our ability to complete a business combination with certain China-based businesses.

U.S. Foreign Investment Regulations

Dr. Fen Zhang, our Chief Executive Officer and Chairman, is the sole director and the sole member of Sponsor and as such is deemed to have sole voting and investment discretion with respect to our shares held by our Sponsor. Mr. Zhang is not a U.S. person, and as of the date of this proxy statement, the Sponsor owns approximately 21.38% of our issued and outstanding shares. Controlling or non-controlling investments in U.S. businesses that produce, design, test, manufacture, fabricate or develop one or more critical technologies in one of 27 identified industries — including aviation, defense, semiconductors, telecommunications and biotechnology — are subject to a mandatory filing with the Committee on Foreign Investment in the U.S. (“CFIUS”). In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share initially, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Potential Application of Investment Company Act

The Company’s registration statement on Form S-1 in connection with its IPO (File No. 333-283278) was declared effective by the U.S. Securities and Exchange commission on January 22, 2025 and the Company completed its IPO on January 24, 2025. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination. As of the date hereof, the Company has not entered into any definitive agreement with any targets and is still searching for a target to complete a business combination.

On January 24, 2024, the SEC adopted the SPAC Final Rules, relating to, among the others, the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules went effective on July 1, 2024.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and the Private Placement in connection with the IPO (including proceeds of the full exercise of over-allotment options and the Private Placement in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants and rights would expire worthless and Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate. CAC is currently assessing the relevant risks. To mitigate the risk of CAC being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), CAC have instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account by January 22, 2027, the expiry of the 24-month anniversary of the effective date of prospectus of CAC IPO, and to hold all funds in the Trust Account in cash at an interest bearing bank demand deposit account until the earlier of consummation of the business combination or liquidation. Following such liquidation, CAC will continue to receive interest on the funds held at an interest bearing bank demand deposit account, which might be lesser than that from the U.S. government treasury obligations and money market funds and would reduce the dollar amount its CAC Public Shareholders would receive upon any redemption or liquidation of CAC.

Extraordinary General Meeting of Shareholders

This proxy statement is being provided to CAC shareholders as part of a solicitation of proxies by the Board for use at the Shareholder Meeting to be held on January 16, 2026, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about January 5, 2025 to all shareholders of record of CAC as of the close of business on December 22, 2025, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on January 16, 2026, at 9:00 a.m., Eastern Time, at the offices of R&C located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

A separate conference line to allow participants to communicate with each other during the Shareholder Meeting will also be made available.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, CAC shareholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Charter Amendment Proposal — To resolve as a special resolution that, the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until January 22, 2026 to complete a business combination, be deleted in their entirety and substituted in their place with the Second Amended and Restated Memorandum and Articles of Association of the Company in the form attached as Annex A hereto which provides that the Company has until January 22, 2026 to complete a business combination, and may elect to extend the period to consummate a business combination up to twelve times, each by an additional one-month extension, for a total of up to twelve months to January 22, 2027 (the “Extended Termination Date”);

2.      Proposal No. 2 — Trust Amendment Proposal — To resolve by the affirmative vote of at least a majority of the issued and outstanding ordinary shares of the Company, an amendment of the Investment Management Trust Agreement, dated January 22, 2025 (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Continental Stock Transfer & Trust Company, to reflect the Charter Amendment (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Charter Amendment Proposal, the “Extension Proposals”); and

3.      Proposal No. 3 — Adjournment Proposal — To resolve as an ordinary resolution that the Shareholder Meeting be adjourned to a later date or dates or sine die, if necessary, to permit further solicitation and vote of proxies if, at the time of the Shareholder Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.

Each of the Extension Proposals is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Voting Power; Record Date

As a shareholder of CAC, you have a right to vote on certain matters affecting CAC. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on December 22, 2025, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Class A Ordinary Share and Class B Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 7,944,290 Ordinary Shares issued and outstanding.

Recommendation of the Board

THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, or if a corporation or other non-natural person by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares on the Record Date entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own approximately 24.27% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will not count as votes cast at the Shareholder Meeting and will have no effect on the outcome of the vote on the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding Ordinary Shares of the Company.

The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Proxies; Board Solicitation

Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Shareholder Meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Shareholder Meeting.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Shareholder Meeting. If any additional matters are properly presented at the Shareholder Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Who Can Answer Your Questions about Voting

If you are a CAC shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call or write to Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com.

Redemption Rights

In connection with the approval of the Charter Amendment Proposal, CAC’s Public Shareholders may demand that CAC redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses) (which, for illustrative purposes, was approximately $10.35 per share as of December 22, 2025, the Record Date for the Shareholder Meeting), calculated as of two business days prior to the Shareholder Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Proposals. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, CAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), and the holder will no longer own these shares following the redemption.

As a Public Shareholder, you will be entitled to receive cash for any Ordinary Shares to be redeemed only if you:

(i)     hold Ordinary Shares;

(ii)    submit a written request to Continental, the Transfer Agent, in which you request that CAC redeem all or a portion of your Ordinary Shares for cash; and

(iii)   tender your Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 14, 2026 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of CAC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Amendment Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for Amendment Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on January 14, 2026. If you deliver your shares for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that CAC instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on January 14, 2026 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Amendment Redemption and the Ordinary Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, CAC will redeem such Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Ordinary Shares as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. CAC cannot assure its shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a Public Shareholder exercises their redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.

In addition, if the Charter Amendment Proposal is approved and implemented, and if CAC is not able to complete an initial business combination by January 22, 2026 (or up to January 22, 2027, if extended), CAC will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after January 22, 2026 (or up to January 22, 2027, if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of January 22, 2026 (or up to January 22, 2027, if extended) (after taking into account the Amendment Redemption), including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Amendment Redemption. As of the close of business on January 22, 2026 (or up to January 22, 2027, if extended), all remaining issued and outstanding Public Shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to CAC’s shareholders in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

Proxy Solicitation Costs

CAC is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. CAC has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Shareholder Meeting. CAC and its directors, officer and employees may also solicit proxies in person. CAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

CAC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. CAC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to CAC shareholders. Directors, officer and employees of CAC who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

CAC is proposing to amend its Charter to extend the date by which CAC has to consummate a business combination to January 22, 2026 to complete a business combination, and may elect to extend the period to consummate a business combination up to twelve times, each by an additional one-month extension, for a total of up to twelve months to January 22, 2027.

On the Record Date, the redemption price per share was approximately $10.35 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $62.17 million as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares on Nasdaq on the Record Date was $10.34. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.01 more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). CAC cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

Reasons for the Charter Amendment Proposal

The purpose of the Charter Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination.

CAC is a blank check company incorporated as a Cayman Islands exempted company on January 18, 2024. CAC was incorporated for the purpose of effecting merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. After the closing of the IPO January 24, 2025, and consistent with CAC’s business purpose, the Board and CAC’s management commenced an active search for potential business combination targets, leveraging CAC’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

On November 9, 2025, the Company entered into the BCA with Pubco, Merger Sub, Target and the Seller to complete the proposed Transactions.

The Company currently has until January 22, 2026 to complete the Transactions or other alternative business combination if the Transactions are not completed. The Board believes that there will not be sufficient time before January 22, 2026 to allow the Company to consummate the Transactions or other alternative business combination if the Transactions are not completed. Accordingly, the Board has determined that, given the Company’s expenditure of time, effort and money on identifying the target business to complete its initial business combination, it is in the interests of our shareholders to approve the Extension Proposals in order to amend the Charter and, assuming that the Charter Amendment Proposal is so approved and the Charter is amended, the Company will have to consummate its initial business combination before the Extended Termination Date, subject to the deposit of the Monthly Extension Fees into the Trust Account.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is in the best interests of CAC and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

If the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, CAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by CAC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Charter Amendment Proposal.

Accordingly, if (i) the Charter Amendment Proposal is not approved or implemented, and (ii) a business combination is not completed on or before January 22, 2026, CAC will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of CAC’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to CAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Consequences If the Charter Amendment Proposal Is Approved

Each of the Extension Proposals is cross-conditioned on the approval of the other. Shareholder approval of each of the Extension Proposals is required for the implementation of the Board’s plan to Charter Amendment. The Board will not implement the Charter Amendment unless our shareholders approve each of the Extension Proposals.

If the Charter Amendment Proposal is approved, the Company will have until January 22, 2026 to consummate its initial business combination, and the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate its initial business combination up to twelve times, each by an additional one month (up to a total of twelve months to January 22, 2027), subject to the Sponsor and/or its designee depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement.

Pursuant to the Charter, a Public Shareholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal. On the Record Date, the redemption price per share was approximately $$10.35 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $62.17 million as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares on Nasdaq on the Record Date was $10.34. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.01 more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). CAC cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In addition, if the Charter Amendment Proposal is approved and implemented, and if CAC is not able to complete an initial business combination by January 22, 2026 ( or up to January 22, 2027, if extended), CAC will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after January 22, 2026 ( or up to January 22, 2027, if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of January 22, 2026 ( or up to January 22, 2027, if extended) (after taking into account the Amendment Redemption), including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Amendment Redemption. As of the close of business as of January 22, 2026 (or up to January 22, 2027, if extended), all remaining issued and outstanding Public Shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Amendment Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of the Initial Shareholders and its affiliates.

To effectuate each Monthly Extension, the Company will deposit the Monthly Extension Fee in the amount of the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account. If there is (i) no redemption of the public shares, the Monthly Extension Fee will be $50,000, (ii) a 50% redemption of the public shares, the Monthly Extension Fee will be $50,000, and (iii) an 80% redemption of the public shares, the Monthly Extension Fee will be approximately $39,600. The first Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by January 22, 2026, while the subsequent Monthly Extension Fee must be deposited into the Trust Account by 2nd of each succeeding month until January 22, 2027. The Company will also enter into the Trust Amendment, pursuant to which the Monthly Extension Fee needs to be deposited in the Company’s Trust Account for each monthly extension. If the Company fails to deposit the Monthly Extension Fee timely, the Company has a 30-day Cure Period to pay any applicable past due payment. If the Company fails to make any applicable past due payment during the Cure Period, then the Company shall immediately cease all operations, except for the purpose of winding up, and liquidate and dissolve with the same effect as if the Company failed to complete a business combination within the prescribed timeline

Interests of the Initial Shareholders

When you consider the recommendation of the Board, CAC shareholders should be aware that aside from their interests as shareholders, the Initial Shareholders have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to CAC shareholders that they approve the Charter Amendment Proposal. CAC shareholders should take the following interests into account when deciding whether to approve the Charter Amendment Proposal:

•        the fact that the Initial Shareholders, including the Sponsor, HSPO’s officers and directors and AGP, with respect to its Representative Shares, have agreed, as part of the IPO, and without any separate consideration provided by CAC for such agreement, not to redeem any Ordinary Shares in connection with a shareholder vote to amend the Charter;

•        the current beneficial ownership by the Sponsor of an aggregate of 1,464,000 Founder Shares and 234,290 Ordinary Shares included in the Private Units (the “Private Shares”), which would become worthless if CAC does not complete a business combination within the prescribed timeline, as the Sponsor has waived any right to redemption with respect to these shares. The Sponsor paid an aggregate of approximately $24,400, or $0.017 per share, for the Founders Shares and $2,342,900, or $10.00 per share, for the Private Shares. The Private Shares have an aggregate market value of approximately $17.56 million, based on the closing price of Ordinary Shares on the Record Date of $10.34 per share, resulting in a theoretical gain of approximately $15.19 million (or $8.95 per share);

•        the fact that each of Ms. Qian “Hebe” Xu, Mr. Kevin McKenzie, independent directors of CAC, holds 12,000 and 12,000 Founder Shares, and the other independent director, Mr. Cameron Johnson is entitled to acquired 12,000 Founder Shares from the Sponsor after the business combination, which would become worthless if CAC does not complete a business combination within the prescribed timeline, as these independent directors have waived any right to redemption with respect to these shares. Each independent director of CAC paid/would pay approximately $0.0167 per share for their Founder Shares;

•        In order to finance transaction costs in connection with searching for a target business or consummating an intended initial business combination, or to extend our life, our insiders, officers and directors (the “Insiders”) and/or their affiliates/designees may, but are not obligated to, loan the Company funds as may be required. In the event that the initial business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from the Trust Account would be used for such repayment. Such loans would be evidenced by promissory notes. The notes would either be paid upon consummation of the Company’s initial business combination, without interest, or, at the lender’s discretion, up to $3,000,000 of the notes may be converted upon consummation of the Company’s business combination into working capital units at a price of $10.00 per unit;

•        the Insiders, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred related to identifying, investigating, and consummating an initial business combination, provided, that, if the Company does not consummate a business combination, a portion of the working capital held outside the Trust Account may be used by the Company to repay such reimbursements so long as no proceeds from the Trust Account are used for such repayment. As of the date hereof, the Initial Shareholders and their respective affiliates had not incurred any reimbursable out-of-pocket expenses; and

•        the fact that the Insiders may be incentivized to complete a business combination, or an alternative initial business combination with a less favorable company or on terms less favorable to shareholders, rather than to liquidate, in which case the Initial Shareholders would lose their entire investment. As a result, the Initial Shareholders may have a conflict of interest in determining whether a target is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of a business combination.

Redemption Rights

In connection with the approval of the Charter Amendment Proposal, CAC’s Public Shareholders may demand that CAC redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses) (which, for illustrative purposes, was approximately $10.35 per share as of December 22, 2025, the Record Date for the Shareholder Meeting), calculated as of two business days prior to the Shareholder Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Proposals. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, CAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), and the holder will no longer own these shares following the redemption.

As a Public Shareholder, you will be entitled to receive cash for any Ordinary Shares to be redeemed only if you:

(i)     hold Ordinary Shares;

(ii)    submit a written request to Continental, the Transfer Agent, in which you request that CAC redeem all or a portion of your Ordinary Shares for cash; and

(iii)   tender your Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 14, 2026 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of CAC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Amendment Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for Amendment Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on January 14, 2026. If you deliver your shares for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that CAC instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on January 14, 2026 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Amendment Redemption and the Ordinary Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, CAC will redeem such Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Ordinary Shares as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. CAC cannot assure its shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a Public Shareholder exercises their redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.

In addition, if the Charter Amendment Proposal is approved and implemented, and if CAC is not able to complete its initial business combination by January 22, 2026 (or up January 22, 2027, if extended), CAC will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after January 22, 2026 (or up to January 22, 2027, if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of January 22, 2026 (or up to January 22, 2027, if extended)(after taking into account the Amendment Redemption), including interest earned on the funds held in the Trust Account and not previously released to CAC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Amendment Redemption. As of the close of business on January 22, 2026 (or up to January 22, 2027, if extended), all remaining issued and outstanding Public Shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person, or represented by proxy, and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Charter Amendment Proposal.

The Board has unanimously approved the Charter Amendment Proposal.

In addition, the Board was mindful of and took into account the conflicts, as described in “Interests of the Initial Shareholders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Charter Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Resolution to be Voted Upon

The full text of the resolution in respect of Proposal No. 1 is as follows:

“RESOLVED, as a special resolution, that the Company’s Amended and Restated Memorandum and Articles of Association be deleted in their entirety and substituted in their place with the Second Amended and Restated Memorandum and Articles of Association of the Company in the form attached as Annex A to the proxy statement with immediate effect.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT Proposal

Overview

On January 24, 2025, we consummated the IPO of 6,000,000 Public Units to our public shareholders and the Private Placement of 234,290 Private Units to the Sponsor. As a result, an aggregate amount of gross proceeds of $60,000,000 was placed in the Trust Account, with Continental acting as trustee. As of September 30, 2025, the assets held in the Trust Account was approximately $61.65 million.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within Prescribed Timeline specified in the Charter. As of the date of this proxy statement, the Company currently has until January 22, 2026 to complete its business combination.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to allow the Company more time and flexibility to extend the timeline to complete its business combination for twelve times, each by a New Monthly Extension, for a total of up to twelve months to January 22, 2027, provided that the Sponsor and/or its designee must deposit into the Trust Account the Monthly Extension Fee in the amount of the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share for each New Monthly Extension.

After careful consideration of all relevant factors, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences If the Trust Amendment Proposal Is Not Approved

Each of the Extension Proposals is cross-conditioned on the approval of the other. Shareholder approval of each of the Extension Proposals is required for the implementation of the Board’s plan to Charter Amendment. The Board will not implement the Charter Amendment unless our shareholders approve each of the Extension Proposals.

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, CAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed with the Prescribed Timeline, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter.

Vote Required for Approval

Pursuant to the Trust Agreement, Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding Ordinary Shares of the Company. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum but will have no effect on the outcome of the Trust Amendment Proposal.

The Board has unanimously approved the Trust Amendment Proposal.

In addition, the Board was mindful of and took into account the conflicts, as described in “Interests of the Initial Shareholders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Trust Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Initial Shareholders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders.”

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will request the chairman of the Shareholder Meeting (who has agreed to act accordingly) to adjourn the Shareholder Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Shareholder Meeting to approve the other proposal in this proxy statement. If the Adjournment Proposal is not approved by our shareholders, the chairman of the meeting will not exercise his ability to adjourn the Shareholder Meeting to a later date (which he would otherwise have under the Charter) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Shareholder Meeting to approve the other proposal.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by CAC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, or the Trust Amendment Proposal. In such event, the Charter Amendment Proposal, or the Trust Amendment Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Initial Shareholders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders.”

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of CAC’s Ordinary Shares as of the date of this proxy statement with respect to the beneficial ownership of shares of CAC’s Ordinary Shares, by:

•        each person known by CAC to be the beneficial owner of more than 5% of CAC’s outstanding Ordinary Shares or Class B Ordinary Shares;

•        each of CAC’s executive officers and directors that beneficially owns shares of CAC’s Ordinary Shares; and

•        all CAC’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 7,944,290 Ordinary Shares, consisting of (i) 7,944,290 Ordinary Shares, (ii) 1,437,500 Class B Ordinary Shares, issued and outstanding as of the date of this proxy statement, and (iii) the record of beneficial ownership as indicated in the statements filed with the SEC pursuant section 13(d) or 13(g) as of the date of this proxy statement. On all matters to be voted upon, except for the election or removal of directors of the Board prior to the initial business combination, holders of the Ordinary Shares.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The table below does not include the Ordinary Shares underlying the Private Placement Warrants held by our Sponsor because these securities are not exercisable within 60 days of the date hereof.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned(2)	Percentage of Outstanding Ordinary Shares
Officers and Directors
Fen Zhang(2)	1,698,2900	21.38%
Jie “Janet” Hu	—	—
Qian “Hebe” Xu	12,000	—
Kevin McKenzie	12,000	*
Cameron Johnson	—	*
All officers and directors as a group (5 individuals)	1,722,290	21.68%
5% Holders
Hercules Capital Management Corp(2)	1,698,290	21.38%
Harraden Circle Investments, LLC(3)	557,800	7.02%
Linden Advisors LP(4)	600,000	7.55%
W. R. Berkley Corporation(5)	404,653	205%
Mizuho Financial Group, Inc.(6)	714,800	9.00%
Barclays PLC(7)	514,499	6.48%

____________

*        Less than one percent

(1)      Unless otherwise noted, the business address of each of the following is c/o Columbus Acquisition Corp, 14 Prudential Tower, Singapore 049712.

(2)      Fen Zhang is the sole member and sole director of the Sponsor. The person having voting, dispositive or investment powers over the Sponsor is Fen Zhang, thus Fen Zhang is deemed to have beneficial ownership of the shares held by the Sponsor.

(3)      According to a Schedule 13G filed on November 14, 2025 filed jointly by, among the others, Harraden Circle Investments, LLC and Frederick V. Fortmiller, Jr., whose principal business address is 885 Third Avenue, Suite 2600B, New York, NY 10022.

(4)      According to a Schedule 13G filed on November 12, 2025 jointly by Linden Advisors LP, Linden GP LLC, Linden Advisors LP and Siu Min Wong. The principal business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Mr. Wong is 590 Madison Avenue, 32nd Floor, New York, New York 10022.

(5)      According to a Schedule 13G filed on November 10, 2025 jointly by W. R. Berkley Corporation and Berkley Insurance Company, whose principal business address is 475 Steamboat Road, Greenwich, CT 06830

(6)      According to a Schedule 13G/A filed on August 13, 2025 by Mizuho Financial Group, Inc., whose principal business address is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.

(7)      According to a Schedule 13G filed on August 12, 2025 by Barclays PLC, whose principal business address is 1 Churchill Place, London – E14 5HP.

HOUSEHOLDING INFORMATION

Unless CAC has received contrary instructions, CAC may send a single copy of this proxy statement to any household at which two or more shareholders reside if CAC believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce CAC’s expenses. However, if shareholders prefer to receive multiple sets of CAC’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of CAC’s disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder notify us of his or her request by calling or writing Advantage Proxy, Inc., UPTD’s proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Advantage Proxy, Inc. at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

CAC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on CAC at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of CAC upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact CAC in writing at 14 Prudential Tower, Singapore 049712.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, the proxy solicitor for CAC, by call or write to Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than January 9, 2026.

Annex A

COMPANIES ACT (REVISED)

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF Columbus Acquisition Corp

ADOPTED BY SPECIAL RESOLUTION PASSED ON [__] 2025

Companies Act (Revised)

Company Limited by Shares

Second Amended and Restated

Memorandum of Association

of

Columbus Acquisition Corp

Adopted by special resolution passed on [__] 2025

1            The name of the Company is Columbus Acquisition Corp.

2            The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, or at such other place in the Cayman Islands as the directors may at any time decide.

3            The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4            The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5            Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)         the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)         insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised); or

(c)         the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

6            Unless licensed to do so, the Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7            The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8            The share capital of the Company is US$50,000 divided into 490,000,000 Ordinary Shares of a par value of US$0.0001 each and 10,000,000 Preference Shares of par value US$0.0001 each. However, subject to the Companies Act (Revised) and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)         to redeem or repurchase any of its shares; and

(b)         to increase or reduce its capital; and

(c)         to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)          (with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)         subject to any limitations or restrictions

and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or

(d)         to alter any of those rights, privileges, conditions, limitations or restrictions.

9            The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

COMPANIES ACT (REVISED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

Columbus Acquisition Corp

ADOPTED BY SPECIAL RESOLUTION PASSED ON [__] 2025

Annex A Page No.
1.	Definitions, interpretation and exclusion of Table A	A-1
	Definitions	A-1
	Interpretation	A-4
	Exclusion of Table A Articles	A-5

2.	Commencement of Business	A-5

3.	Shares	A-5
	Power to issue Shares and options, with or without special rights	A-5
	Power to issue fractions of a Share	A-5
	Power to pay commissions and brokerage fees	A-5
	Trusts not recognised	A-6
	Power to vary class rights	A-6
	Effect of new Share issue on existing class rights	A-6
	Capital contributions without issue of further Shares	A-6
	No bearer Shares or warrants	A-7
	Treasury Shares	A-7
	Rights attaching to Treasury Shares and related matters	A-7
	Designation of Preference Shares Rights	A-7

4.	Register of Members	A-8

5.	Share certificates	A-8
	Issue of share certificates	A-8
	Renewal of lost or damaged share certificates	A-8

6.	Lien on Shares	A-9
	Nature and scope of lien	A-9
	Company may sell Shares to satisfy lien	A-9
	Authority to execute instrument of transfer	A-9
	Consequences of sale of Shares to satisfy lien	A-9
	Application of proceeds of sale	A-10

7.	Calls on Shares and forfeiture	A-10
	Power to make calls and effect of calls	A-10
	Time when call made	A-10
	Liability of joint holders	A-10
	Interest on unpaid calls	A-10
	Deemed calls	A-10
	Power to accept early payment	A-10
	Power to make different arrangements at time of issue of Shares	A-11
	Notice of default	A-11
	Forfeiture or surrender of Shares	A-11
	Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender	A-11
	Effect of forfeiture or surrender on former Member	A-11
	Evidence of forfeiture or surrender	A-12
	Sale of forfeited or surrendered Shares	A-12

8.	Transfer of Shares	A-12
	Form of transfer	A-12
	Power to refuse registration	A-12
	Power to suspend registration	A-12
	Company may retain instrument of transfer	A-12

Annex A-i

Annex A Page No.
9.	Transmission of Shares	A-13
	Persons entitled on death of a Member	A-13
	Registration of transfer of a Share following death or bankruptcy	A-13
	Indemnity	A-13
	Rights of person entitled to a Share following death or bankruptcy	A-13

10.	Alteration of capital	A-13
	Increasing, consolidating, converting, dividing and cancelling share capital	A-13
	Dealing with fractions resulting from consolidation of Shares	A-14
	Reducing share capital	A-14

11.	Redemption and purchase of own Shares	A-14
	Power to issue redeemable Shares and to purchase own Shares	A-14
	Power to pay for redemption or purchase in cash or in specie	A-15
	Effect of redemption or purchase of a Share	A-15

12.	Meetings of Members	A-15
	Power to call meetings	A-15
	Content of notice	A-16
	Period of notice	A-16
	Persons entitled to receive notice	A-16
	Publication of notice on a website	A-16
	Time a website notice is deemed to be given	A-17
	Required duration of publication on a website	A-17
	Accidental omission to give notice or non-receipt of notice	A-17

13.	Proceedings at meetings of Members	A-17
	Quorum	A-17
	Lack of quorum	A-17
	Use of technology	A-17
	Chairman	A-18
	Right of a director to attend and speak	A-18
	Adjournment and Postponement	A-18
	Method of voting	A-18
	Taking of a poll	A-18
	Chairman’s casting vote	A-19
	Amendments to resolutions	A-19
	Written resolutions	A-19
	Sole-member company	A-19

14.	Voting rights of Members	A-20
	Right to vote	A-20
	Rights of joint holders	A-20
	Representation of corporate Members	A-20
	Member with mental disorder	A-20
	Objections to admissibility of votes	A-21
	Form of proxy	A-21
	How and when proxy is to be delivered	A-21
	Voting by proxy	A-22

Annex A-ii

Annex A Page No.
15.	Number of directors	A-22

16.	Appointment, disqualification and removal of directors	A-22
	No age limit	A-22
	Corporate directors	A-22
	No shareholding qualification	A-22
	Appointment and removal of directors	A-22
	Resignation of directors	A-23
	Termination of the office of director	A-23

17.	Alternate directors	A-24
	Appointment and removal	A-24
	Notices	A-25
	Rights of alternate director	A-25
	Appointment ceases when the appointor ceases to be a director	A-25
	Status of alternate director	A-25
	Status of the director making the appointment	A-25

18.	Powers of directors	A-25
	Powers of directors	A-25
	Appointments to office	A-25
	Remuneration	A-26
	Disclosure of information	A-26

19.	Delegation of powers	A-27
	Power to delegate any of the directors’ powers to a committee	A-27
	Power to appoint an agent of the Company	A-27
	Power to appoint an attorney or authorised signatory of the Company	A-27
	Power to appoint a proxy	A-28

20.	Meetings of directors	A-28
	Regulation of directors’ meetings	A-28
	Calling meetings	A-28
	Notice of meetings	A-28
	Use of technology	A-28
	Place of meetings	A-28
	Quorum	A-28
	Voting	A-28
	Validity	A-29
	Recording of dissent	A-29
	Written resolutions	A-29
	Sole director’s minute	A-29

21.	Permissible directors’ interests and disclosure	A-29
	Permissible interests subject to disclosure	A-29
	Notification of interests	A-30
	Voting where a director is interested in a matter	A-30

22.	Minutes	A-30

Annex A-iii

Annex A Page No.
23.	Accounts and audit	A-30
	Accounting and other records	A-30
	No automatic right of inspection	A-30
	Sending of accounts and reports	A-30
	Validity despite accidental error in publication on website	A-31
	Audit	A-31

24.	Financial year	A-32

25.	Record dates	A-32

26.	Dividends	A-32
	Declaration of dividends by Members	A-32
	Payment of interim dividends and declaration of final dividends by directors	A-32
	Apportionment of dividends	A-33
	Right of set off	A-33
	Power to pay other than in cash	A-33
	How payments may be made	A-33
	Dividends or other moneys not to bear interest in absence of special rights	A-34
	Dividends unable to be paid or unclaimed	A-34

27.	Capitalisation of profits	A-34
	Capitalisation of profits or of any share premium account or capital redemption reserve	A-34
	Applying an amount for the benefit of members	A-34

28.	Share premium account	A-35
	Directors to maintain share premium account	A-35
	Debits to share premium account	A-35

29.	Seal	A-35
	Company seal	A-35
	Duplicate seal	A-35
	When and how seal is to be used	A-35
	If no seal is adopted or used	A-35
	Power to allow non-manual signatures and facsimile printing of seal	A-35
	Validity of execution	A-36

30.	Indemnity	A-36
	Indemnity	A-36
	Release	A-36
	Insurance	A-36

31.	Notices	A-37
	Form of notices	A-37
	Electronic communications	A-37
	Persons authorised to give notices	A-37
	Delivery of written notices	A-37
	Joint holders	A-37
	Signatures	A-37
	Evidence of transmission	A-38
	Giving notice to a deceased or bankrupt Member	A-38
	Date of giving notices	A-38
	Saving provision	A-38

Annex A-iv

Annex A Page No.
32.	Authentication of Electronic Records	A-38
	Application of Articles	A-38
	Authentication of documents sent by Members by Electronic means	A-39
	Authentication of document sent by the Secretary or Officers of the Company by Electronic means	A-39
	Manner of signing	A-39
	Saving provision	A-39

33.	Transfer by way of continuation	A-40

34.	Winding up	A-40
	Distribution of assets in specie	A-40
	No obligation to accept liability	A-40

35.	Amendment of Memorandum and Articles	A-40
	Power to change name or amend Memorandum	A-40
	Power to amend these Articles	A-40

36.	Mergers and Consolidations	A-40

37.	Business Combination	A-41

38.	Certain Tax Filings	A-43

39.	Business Opportunities	A-44

40.	Exclusive Jurisdiction and Forum	A-44

Annex A-v

Companies Act (Revised)

Company Limited by Shares

Second Amended and Restated

Articles of Association

of

Columbus Acquisition Corp

Adopted by special resolution passed on [__] 2025

1.           Definitions, interpretation and exclusion of Table A

Definitions

1.1         In these Articles, the following definitions apply:

Amendment Redemption has the meaning ascribed to it in Article 37.9.

Act means the Companies Act (Revised) of the Cayman Islands.

Affiliate in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Articles means, as appropriate:

(a)         these Second Amended and Restated Articles of Association as amended, restated, supplemented and/or otherwise modified from time to time: or

(b)         two or more particular Articles of these Articles;

and Article refers to a particular Article of these Articles.

Audit Committee means the audit committee of the board of directors of the Company established pursuant to Article 23.8hereof, or any successor audit committee.

Auditor means the person for the time being performing the duties of auditor of the Company.

Business Combination means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (each a target business), which Business Combination: (a) must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any taxes payable on the interest earned on the Trust Account); and (b) must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

Business Day means a day other than a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City, a Saturday or a Sunday.

Cayman Islands means the British Overseas Territory of the Cayman Islands.

Annex A-1

Clear Days, in relation to a period of notice, means that period excluding:

(a)         the day when the notice is given or deemed to be given; and

(b)         the day for which it is given or on which it is to take effect.

Clearing House means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Company means the above-named company.

Compensation Committee means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

Default Rate means 10% (ten per cent) per annum.

Designated Stock Exchange means any United States national securities exchange, including the Nasdaq Stock Market LLC, the NYSE American LLC or The New York Stock Exchange LLC or any OTC market on which the Shares are listed for trading.

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised).

Electronic Communication Facilities means video, video-conferencing, internet or online conferencing applications, telephone or tele-conferencing and/or any other video-communications, internet or online conferencing application or telecommunications facilities by means of which all persons participating in a meeting are capable of hearing and being heard by each other;

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised).

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised).

Equity-linked Securities means any debt or equity securities that are convertible, exercisable or exchangeable for Ordinary Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Founders means all Members immediately prior to the consummation of the IPO.

Fully Paid and Paid Up:

(a)         in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth;

(b)         in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth.

Independent Director means a director who is an independent director as defined in the rules and regulations of the Designated Stock Exchange as determined by the directors.

Investor Group means the Sponsor and its Affiliates, successors and assigns.

IPO means the Company’s initial public offering of securities.

IPO Redemption has the meaning given to it in Article 37.6.

Member means any person or persons entered on the Register of Members from time to time as the holder of a Share.

Memorandum means the Second Amended and Restated Memorandum of Association of the Company as amended, restated, supplemented and/or otherwise modified from time to time.

Annex A-2

Nominating Committee means the nominating committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

Officer means a person then appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator.

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote thereon. The expression also includes a unanimous written resolution.

Ordinary Share means an ordinary share of a par value of US$0.0001 in the share capital of the Company.

Over-Allotment Option means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described at Article 3.4) issued in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions.

Preference Share means a preference share of a par value of US$0.0001 in the share capital of the Company.

Public Share means a Share issued as part of the units (as described in Article 3.4) issued in the IPO.

Redemption Price has the meaning given to it in Article 37.6.

Register of Members means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of Members.

Representative means a representative of the Underwriters.

SEC means the United States Securities and Exchange Commission.

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary.

Share means an Ordinary Share or a Preference Share in the share capital of the Company; and the expression:

(a)         includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)         where the context permits, also includes a fraction of a share.

Special Resolution has the meaning given to that term in the Act; and the expression includes a unanimous written resolution.

Sponsor means Hercules Capital Management Corp, a British Virgin Islands company.

Tax Filing Authorised Person means such person as any director shall designate from time to time, acting severally.

Tender Offer has the meaning ascribed to it in Article 38.2.

Treasury Shares means Shares of the Company held in treasury pursuant to the Act and Article 3.14.

Trust Account means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of like units comprising like securities to those included in the IPO by the Company simultaneously with the closing date of the IPO, will be deposited.

Underwriter means an underwriter of the IPO from time to time, and any successor underwriter.

Virtual Meeting means any general meeting of the Members at which the Members (and any other permitted participants of such meeting, including without limitation the chairman of the meeting and any Directors) are permitted to attend and participate solely by means of Electronic Communication Facilities.

Annex A-3

Interpretation

1.2         In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)         A reference in these Articles to a statute is a reference to a statute of the Cayman Islands as known by its short title, and includes:

(i)          any statutory modification, amendment or re-enactment; and

(ii)         any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

(b)         Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)         If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d)         A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)         A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)          Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)         All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)         The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)          The words including, include and in particular or any similar expression are to be construed without limitation.

(j)          Any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an Electronic Signature.

(k)         Sections 8 and 19(3) of the Electronic Transactions Act shall not apply.

(l)          The term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

(m)        The term “present” means, in respect of any person attending a meeting, such person’s presence at a general meeting of Members (or any meeting of the holders of any class of Shares), which may be satisfied by means of such person or, if a corporation or other non-natural person, its duly authorized representative (or, in the case of any Member, a proxy which has been validly appointed by such Member in accordance with these Articles), being: (a) physically present at the meeting; or (b) in the case of any meeting at which Electronic Communication Facilities are permitted in accordance with these Articles, including any Virtual Meeting, connected by means of the use of such Electronic Communication Facilities.

(n)         Where a general meeting of Members (or any meeting of the holders of any class of Shares) is required to be convened for a place, such place may be: (a) a physical place; or (b) a virtual place in the case of any meeting at which Electronic Communication Facilities are permitted in accordance with these Articles, including any Virtual Meeting, connected by means of the use of such Electronic Communication Facilities; or (c) both physical and virtual places, and the term “virtual place” includes Electronic Communication Facilities.

Annex A-4

Exclusion of Table A Articles

1.3         The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2.           Commencement of Business

2.1         The business of the Company may be commenced as soon after incorporation of the Company as the directors see fit.

2.2         The directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3.           Shares

Power to issue Shares and options, with or without special rights

3.1         Subject to the provisions, if any, in the Act the Memorandum (and to any direction that may be given by the Company in general meeting), these Articles and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), issue, grant options over or otherwise deal with any unissued Shares of the Company to such persons, at such times and on such terms and conditions as they may decide. No Share may be issued at a discount except in accordance with the provisions of the Act.

3.2         Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)         either at a premium or at par;

(b)         with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

3.3         The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the directors may decide.

3.4         The Company may issue units of securities in the Company, which may be comprised of Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, on such terms and conditions as the directors may decide.

Power to issue fractions of a Share

3.5         Subject to the Act, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Power to pay commissions and brokerage fees

3.6         The Company may, in so far as the Act permits, pay a commission to any person in consideration of that person:

(a)         subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)         procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares in the Company. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another.

Annex A-5

3.7         The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

3.8         Except as required by Applicable Law:

(a)         the Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by these Articles or the Act) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder; and

(b)         no person other than the Member shall be recognised by the Company as having any right in a Share.

Power to vary class rights

3.9         If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)         the Members holding two thirds of the issued Shares of that class consent in writing to the variation; or

(b)         the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

3.10       For the purpose of paragraph (b) of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:

(a)         the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and

(b)         any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, at the meeting may demand a poll.

Effect of new Share issue on existing class rights

3.11       Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class. For the avoidance of doubt, the creation, designation or issuance of any Preference Shares with rights and privileges ranking in priority to any existing class of Shares pursuant to Article 3.19shall not be deemed to be a variation of the rights of such existing class.

Capital contributions without issue of further Shares

3.12       With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)         It shall be treated as if it were a share premium.

(b)         Unless the Member agrees otherwise:

(i)          if the Member holds Shares in a single class of Shares, it shall be credited to the share premium account for that class of Shares;

(ii)         if the Member holds Shares of more than one class, it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

(c)         It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

Annex A-6

No bearer Shares or warrants

3.13       The Company shall not issue Shares or warrants to bearers.

Treasury Shares

3.14       Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)         the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)         the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Rights attaching to Treasury Shares and related matters

3.15       No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share.

3.16       The Company shall be entered in the Register as the holder of the Treasury Shares. However:

(a)         the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)         a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

3.17       Nothing in the preceding Article prevents an allotment of Shares as fully paid bonus shares in respect of a Treasury Share and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

3.18       Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the directors determine.

Designation of Preference Shares Rights

3.19       Before any Preference Shares of any series are issued, the Directors shall fix, by resolution or resolutions, the following provisions of such series:

(a)         the designation of such series and the number of Preference Shares to constitute such series;

(b)         whether the shares of such series shall have voting rights, in addition to any voting rights provided by Act, and, if so, the terms of such voting rights, which may be general or limited;

(c)         the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any Shares of any other class of Shares or any other series of Preference Shares;

(d)         whether the Preference Shares or such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e)         the amount or amounts payable upon Preference Shares of such series upon, and the rights of the holders of such series in, a voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;

(f)          whether the Preference Shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the Preferred Shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation of the retirement or sinking fund;

Annex A-7

(g)         whether the Preference Shares of such series shall be convertible into, or exchangeable for, Shares of any other class of Shares or any other series of Preference Shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h)         the limitations and restrictions, if any, to be effective while any Preference Shares or such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing Shares or Shares of any other class of Shares or any other series of Preference Shares;

(i)          the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional Shares, including additional shares of such series or of any other class of Shares or any other series of Preference Shares; and

(j)          any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions of any other class of Shares or any other series of Preference Shares.

4.           Register of Members

4.1         The Company shall maintain or cause to be maintained the Register of Members in accordance with the Act.

4.2         The directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Act. The directors may also determine which Register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

4.3         The title to Shares listed on a Designated Stock Exchange may be evidenced and transferred in accordance with the laws applicable to the rules and regulations of the Designated Stock Exchange and, for these purposes, the Register of Members may be maintained in accordance with Section 40B of the Act.

5.           Share certificates

Issue of share certificates

5.1         Upon being entered in the Register of Members as the holder of a Share, a Member shall be entitled:

(a)         without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)         upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

5.2         Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the directors determine.

5.3         The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

Renewal of lost or damaged share certificates

5.4         If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)         evidence;

(b)         indemnity;

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(c)         payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)         payment of a reasonable fee, if any, for issuing a replacement share certificate as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

6.           Lien on Shares

Nature and scope of lien

6.1         The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate:

(a)         either alone or jointly with any other person, whether or not that other person is a Member; and

(b)         whether or not those moneys are presently payable.

6.2         At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.

Company may sell Shares to satisfy lien

6.3         The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)         the sum in respect of which the lien exists is presently payable;

(b)         the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)         that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles.

6.4         The Shares may be sold in such manner as the directors determine.

6.5         To the maximum extent permitted by Applicable Law, the directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

6.6         To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

6.7         On sale pursuant to the preceding Articles:

(a)         the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares; and

(b)         that person shall deliver to the Company for cancellation the certificate for those Shares.

Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal.

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Application of proceeds of sale

6.8         The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold:

(a)         if no certificate for the Shares was issued, at the date of the sale; or

(b)         if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale.

7.           Calls on Shares and forfeiture

Power to make calls and effect of calls

7.1         Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

7.2         Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

7.3         A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. A person shall not be liable for calls made after such person is no longer registered as Member in respect of those Shares.

Time when call made

7.4         A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.

Liability of joint holders

7.5         Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

Interest on unpaid calls

7.6         If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)         at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)         if no rate is fixed, at the Default Rate.

The directors may waive payment of the interest wholly or in part.

Deemed calls

7.7         Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

7.8         The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

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Power to make different arrangements at time of issue of Shares

7.9         Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

7.10       If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)         the amount unpaid;

(b)         any interest which may have accrued;

(c)         any expenses which have been incurred by the Company due to that person’s default.

7.11       The notice shall state the following:

(a)         the place where payment is to be made; and

(b)         a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

Forfeiture or surrender of Shares

7.12       If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

7.13       The directors may accept the surrender for no consideration of any Fully Paid Share.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

7.14       A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

7.15       On forfeiture or surrender:

(a)         the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)         that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

7.16       Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)         all expenses; and

(b)         interest from the date of forfeiture or surrender until payment:

(i)          at the rate of which interest was payable on those moneys before forfeiture; or

(ii)         if no interest was so payable, at the Default Rate.

The directors, however, may waive payment wholly or in part.

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Evidence of forfeiture or surrender

7.17       A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)         that the person making the declaration is a director or Secretary of the Company, and

(b)         that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

7.18       Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

8.           Transfer of Shares

Form of transfer

8.1         Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, a Member may transfer Shares to another person by completing an instrument of transfer in a common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the directors, executed:

(a)         where the Shares are Fully Paid, by or on behalf of that Member; and

(b)         where the Shares are partly paid, by or on behalf of that Member and the transferee.

8.2         The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered into the Register of Members.

Power to refuse registration

8.3         If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to Article 3.4on terms that one cannot be transferred without the other, the directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

Power to suspend registration

8.4         The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

Company may retain instrument of transfer

8.5         The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

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9.           Transmission of Shares

Persons entitled on death of a Member

9.1         If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)         where the deceased Member was a joint holder, the survivor or survivors; and

(b)         where the deceased Member was a sole holder, that Member’s personal representative or representatives.

9.2         Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

9.3         A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)         to become the holder of the Share; or

(b)         to transfer the Share to another person.

9.4         That person must produce such evidence of his entitlement as the directors may properly require.

9.5         If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

9.6         If the person elects to transfer the Share to another person then:

(a)         if the Share is Fully Paid, the transferor must execute an instrument of transfer; and

(b)         if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer.

9.7         All these Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Indemnity

9.8         A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

9.9         A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. However, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company.

10.         Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

10.1       To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)         increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)         consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

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(c)         convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)         sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)         cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

Dealing with fractions resulting from consolidation of Shares

10.2       Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members:

(a)         sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(b)         distribute the net proceeds in due proportion among those Members.

For that purpose, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

10.3       Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

11.         Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

11.1       Subject to the Act and Article 37, and to any rights for the time being conferred on the Members holding a particular class of Shares, and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may by its directors:

(a)         issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;

(b)         with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and

(c)         purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

11.2       With respect to redeeming, repurchasing or surrendering of Shares:

(a)         Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 37.3;

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(b)         Ordinary Shares held by the Founders shall be surrendered by the Founders for no consideration to the extent that the Over-Allotment Option is not exercised in full or in part, so that the Founders will own 20% of all Ordinary Shares outstanding upon completion of the IPO (exclusive of any securities purchased in a private placement and issuance of the representative shares simultaneously with the IPO); and

(c)         Public Shares shall be repurchased by way of Tender Offer in the circumstances set out in Article 37.2(b).

Power to pay for redemption or purchase in cash or in specie

11.3       When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares, or by the terms applying to those Shares in accordance with Article 11.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

11.4       Upon the date of redemption or purchase of a Share:

(a)         the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)          the price for the Share; and

(ii)         any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)         the Member’s name shall be removed from the Register of Members with respect to the Share; and

(c)         the Share shall be cancelled or held as a Treasury Shares, as the directors may determine.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due.

11.5       For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described in Articles 11.2(a), 11.2(b) and 11.2(c) above shall not require further approval of the Members.

12.         Meetings of Members

Power to call meetings

12.1       To the extent required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law) be obliged to, in each year hold any other general meeting.

12.2       The agenda of the annual general meeting shall be set by the directors.

12.3       Annual general meetings shall be held in New York, USA or in such other places as the directors may determine.

12.4       All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it.

12.5       The directors may call a general meeting at any time, and, for the avoidance of doubt, Members shall not have the ability to call general meetings.

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12.6       If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.

Content of notice

12.7       Notice of a general meeting shall specify each of the following:

(a)         the place, the date and the hour of the meeting;

(b)         if the meeting is to be held in two or more places, or any meeting at which Electronic Communication Facilities will be utilized (including any Virtual Meeting), the Electronic Communication Facilities that will be used to facilitate the meeting, including the procedures to be followed by any Member or other participant of the meeting who wishes to utilize such Electronic Communication Facilities for the purposes of attending and participating in such meeting;

(c)         subject to paragraph (d), the general nature of the business to be transacted; and

(d)         if a resolution is proposed as a Special Resolution, the text of that resolution.

12.8       In each notice there shall appear with reasonable prominence the following statements:

(a)         that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)         that a proxyholder need not be a Member.

Period of notice

12.9       At least five days’ notice of a general meeting must be given to Members, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)         in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)         in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

Persons entitled to receive notice

12.10     Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)         the Members;

(b)         persons entitled to a Share in consequence of the death or bankruptcy of a Member; and

(c)         the directors.

Publication of notice on a website

12.11     Subject to the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)         the publication of the notice on the website;

(b)         the place on the website where the notice may be accessed;

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(c)         how it may be accessed; and

(d)         the place, date and time of the general meeting.

12.12     If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. This will not affect when that Member is deemed to have received notice of the meeting.

Time a website notice is deemed to be given

12.13     A website notice is deemed to be given when the Member is given notice of its publication.

Required duration of publication on a website

12.14     Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until at least the conclusion of the meeting to which the notice relates.

Accidental omission to give notice or non-receipt of notice

12.15     Proceedings at a meeting shall not be invalidated by the following:

(a)         an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)         non-receipt of notice of the meeting by any person entitled to notice.

12.16     In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)         in a different place on the website; or

(b)         for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

13.         Proceedings at meetings of Members

Quorum

13.1       Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy at the meeting. One or more Members who together hold not less than one-third of the Shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum; provided that a quorum in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment described in Article 37.9shall be a majority of the Shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy.

Lack of quorum

13.2       If a quorum is not present at the meeting within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present at the meeting within 15 minutes of the time appointed for the adjourned meeting, then the meeting shall be dissolved.

Use of technology

13.3       A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting.

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Chairman

13.4       The chairman of a general meeting (including any Virtual Meeting) shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present at the meeting within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting. The chairman of the meeting shall be entitled to attend and participate at any such general meeting by means of Electronic Communication Facilities, and to act as the chairman of such general meeting, in which event the chairman of the meeting shall be deemed to be present at the meeting.

13.5       If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a director to attend and speak

13.6       Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company.

Adjournment and Postponement

13.7       The chairman may at any time adjourn a meeting. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

13.8       Should a meeting be adjourned for more than thirty Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least five Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

13.9       If, prior to a Business Combination, a notice is issued in respect of a general meeting and the directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

13.10     When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The directors may postpone a general meeting which has already been postponed.

Method of voting

13.11     A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

13.12     A poll demanded on the question of adjournment shall be taken immediately.

13.13     A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded.

13.14     The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

13.15     A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

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Chairman’s casting vote

13.16     If the votes on a resolution are equal, the chairman may if he wishes exercise a casting vote.

Amendments to resolutions

13.17     An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:

(a)         not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and

(b)         the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

13.18     A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if:

(a)         the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b)         the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution.

13.19     If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

Written resolutions

13.20     Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)         all Members entitled so to vote are given notice of the resolution as if the same were being proposed at a meeting of Members;

(b)         all Members entitled so to vote:

(i)          sign a document; or

(ii)         sign several documents in the like form each signed by one or more of those Members; and

(c)         the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held.

13.21     If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

13.22     The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

Sole-member company

13.23     If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

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14.         Voting rights of Members

Right to vote

14.1       Subject to any rights or restrictions attached to any Member’s Shares, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

14.2       Members may vote in person or by proxy.

14.3       Every Member shall have one vote for each Share he holds, unless any Share carries special voting rights.

14.4       A fraction of a Share shall entitle its holder to an equivalent fraction of one vote.

14.5       No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

14.6       If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the Register of Members shall be accepted to the exclusion of the votes of the other joint holder.

Representation of corporate Members

14.7       Save where otherwise provided, a corporate Member must act by a duly authorised representative.

14.8       A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

14.9       The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.

14.10     The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

14.11     Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

14.12     A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.

14.13     If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)).

Member with mental disorder

14.14     A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Cayman Islands or elsewhere) in matters concerning mental disorder may vote, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

14.15     For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

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Objections to admissibility of votes

14.16     An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

Form of proxy

14.17     An instrument appointing a proxy shall be in any common form or in any other form approved by the directors.

14.18     The instrument must be in writing and signed in one of the following ways:

(a)         by the Member; or

(b)         by the Member’s authorised attorney; or

(c)         if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying these Articles about authentication of Electronic Records.

14.19     The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

14.20     A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

14.21     Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)         In the case of an instrument in writing, it must be left at or sent by post:

(i)          to the registered office of the Company; or

(ii)         to such other place specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)         If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)          in the notice convening the meeting; or

(ii)         in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)        in any invitation to appoint a proxy issued by the Company in relation to the meeting.

14.22     Where a poll is taken:

(a)         if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll;

Annex A-21

(b)         but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be e delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll.

14.23     If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy

14.24     A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

15.         Number of directors

Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and the maximum shall be ten.

16.         Appointment, disqualification and removal of directors

No age limit

16.1       There is no age limit for directors save that they must be aged at least 18 years.

Corporate directors

16.2       Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, these Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to these Articles about directors’ meetings.

No shareholding qualification

16.3       Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment.

Appointment and removal of directors

16.4       The directors shall be divided into two classes: Class I and Class II. Upon the adoption of these Articles, the existing directors shall by resolution classify themselves as Class I or Class II directors. The Class I directors shall stand appointed for a term expiring at the Company’s first annual general meeting and the Class II directors shall stand appointed for a term expiring at the Company’s second annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, directors appointed to succeed those directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Subject to the above, all directors shall hold office for the term fixed by the Ordinary Resolution of the holders of the Shares or fixed by the resolution of the directors appointing such director, as applicable.

16.5       Prior to the closing of a Business Combination, the Company may by Ordinary Resolution of the holders of the Shares appoint any person to be a director or may by Ordinary Resolution of the holders of the Shares remove any director.

16.6       After the closing of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a director or may by Ordinary Resolution remove any director.

16.7       Article 16.5 may only be amended by a Special Resolution passed by Members representing at least two-thirds of the outstanding Shares who are eligible to vote and attend and vote in a general meeting of the Company’s Members.

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16.8       Without prejudice to the Company’s power to appoint a person to be a director pursuant to these Articles, the directors shall have power at any time to appoint any person who is willing to act as a director, either to fill a vacancy or as an additional director. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

16.9       Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article:

(a)         where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder;

(b)         if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise):

(i)          the expression personal representatives of the last shareholder means:

(A)        until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and

(B)         after such grant of probate has been obtained, only such of those executors who have proved that will;

(ii)         without derogating from section 3(1) of the Succession Act (Revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate.

16.10     A remaining director may appoint a director even though there is not a quorum of directors.

16.11     No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.

16.12     For so long as Shares are listed on a Designated Stock Exchange, the directors shall include at least such number of Independent Directors as Applicable Law or the rules and regulations of the Designated Stock Exchange require, subject to applicable phase-in rules of the Designated Stock Exchange.

Resignation of directors

16.13     A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

16.14     Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of director

16.15     A director’s office shall be terminated forthwith if:

(a)         he is prohibited by the law of the Cayman Islands from acting as a director; or

(b)         he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)         in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

(d)         he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise;

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(e)         without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months; or

(f)          all of the other directors (being not less than two in number) determine that he should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with these Articles or by a resolution in writing signed by all of the other directors.

17.         Alternate directors

Appointment and removal

17.1       Until the consummation of a Business Combination, a director may not appoint an alternate director. Following the consummation of a Business Combination, Articles 17.2 to 17.5 inclusive shall apply.

17.2       Subject to Article 17.1, any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods:

(a)         by notice in writing in accordance with the notice provisions;

(b)         if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 17.5(c)).

17.3       Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 17.5.

17.4       A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 17.2.

17.5       A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods:

(a)         by notice in writing in accordance with the notice provisions;

(b)         if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)         if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

(d)         if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

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Notices

17.6       All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.

Rights of alternate director

17.7       An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence.

17.8       For the avoidance of doubt:

(a)         if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and

(b)         if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate.

17.9       An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.

Appointment ceases when the appointor ceases to be a director

17.10     An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director.

Status of alternate director

17.11     An alternate director shall carry out all functions of the director who made the appointment.

17.12     Save where otherwise expressed, an alternate director shall be treated as a director under these Articles.

17.13     An alternate director is not the agent of the director appointing him.

17.14     An alternate director is not entitled to any remuneration for acting as alternate director.

Status of the director making the appointment

17.15     A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

18.         Powers of directors

Powers of directors

18.1       Subject to the provisions of the Act, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.

18.2       No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, following the consummation of the IPO Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

Appointments to office

18.3       The directors may appoint a director:

(a)         as chairman of the board of directors;

(b)         as vice-chairman of the board of directors;

Annex A-25

(c)         as managing director;

(d)         to any other executive office

for such period and on such terms, including as to remuneration, as they think fit.

18.4       The appointee must consent in writing to holding that office.

18.5       Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors.

18.6       If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available.

18.7       Subject to the provisions of the Act, the directors may also appoint any person, who need not be a director:

(a)         as Secretary; and

(b)         to any office that may be required (including, for the avoidance of doubt, one or more chief executive officers, presidents, a chief financial officer, a treasurer, vice-presidents, one or more assistant vice-presidents, one or more assistant treasurers and one or more assistant secretaries), for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.

18.8       The Secretary or Officer must consent in writing to holding that office.

18.9       A director, Secretary or other Officer of the Company may not hold the office, or perform the services, of Auditor.

Remuneration

18.10     The remuneration to be paid to the directors, if any, shall be such remuneration as the directors shall determine, provided that no cash remuneration shall be paid to any director prior to the consummation of a Business Combination. The directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination.

18.11     Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him.

18.12     Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

Disclosure of information

18.13     The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the Register of Members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)         the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)         such disclosure is in compliance with the rules of any stock exchange upon which the Company’s shares are listed; or

(c)         such disclosure is in accordance with any contract entered into by the Company; or

(d)         the directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

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19.         Delegation of powers

Power to delegate any of the directors’ powers to a committee

19.1       The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating Committee). Persons on the committee may include non-directors so long as the majority of those persons are directors.

19.2       The delegation may be collateral with, or to the exclusion of, the directors’ own powers.

19.3       The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.

19.4       Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.

19.5       The directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall consist of such number of directors as the directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law.

Power to appoint an agent of the Company

19.6       The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:

(a)         by causing the Company to enter into a power of attorney or agreement; or

(b)         in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company

19.7       The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)         for any purpose;

(b)         with the powers, authorities and discretions;

(c)         for the period; and

(d)         subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit.

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19.8       Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

Power to appoint a proxy

19.9       Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director.

19.10     Articles 17.1 to 17.5 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

19.11     A proxy is an agent of the director appointing him and is not an Officer.

20.         Meetings of directors

Regulation of directors’ meetings

20.1       Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.

Calling meetings

20.2       Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director.

Notice of meetings

20.3       Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral. Attendance at a meeting without written objection shall be deemed to be a waiver of such notice requirement.

Period of notice

20.4       At least five Clear Days’ notice of a meeting of directors must be given to directors. A meeting may be convened on shorter notice with the consent of all directors.

Use of technology

20.5       A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

20.6       A director participating in this way is deemed to be present in person at the meeting.

Place of meetings

20.7       If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Quorum

20.8       The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director.

Voting

20.9       A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

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Validity

20.10     Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.

Recording of dissent

20.11     A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:

(a)         his dissent is entered in the minutes of the meeting; or

(b)         he has filed with the meeting before it is concluded signed dissent from that action; or

(c)         he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A director who votes in favour of an action is not entitled to record his dissent to it.

Written resolutions

20.12     The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors.

20.13     Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. If a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy.

20.14     Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs.

Sole director’s minute

20.15     Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms.

21.         Permissible directors’ interests and disclosure

Permissible interests subject to disclosure

21.1       Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company.

21.2       If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may:

(a)         be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested; or

(b)         be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.

21.3       Such disclosure may be made at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest.

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21.4       If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

Notification of interests

21.5       For the purposes of the preceding Articles:

(a)         a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation to any such transaction of the nature and extent so specified; and

(b)         an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

Voting where a director is interested in a matter

21.6       A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted.

21.7       Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

22.         Minutes

The Company shall cause minutes to be made in books kept for the purpose in accordance with the Act.

23.         Accounts and audit

Accounting and other records

23.1       The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

No automatic right of inspection

23.2       Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution.

Sending of accounts and reports

23.3       The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

(a)         they are sent to that person in accordance with the notice provisions: or

(b)         they are published on a website providing that person is given separate notice of:

(i)          the fact that publication of the documents has been published on the website;

(ii)         the address of the website; and

(iii)        the place on the website where the documents may be accessed; and

(iv)        how they may be accessed.

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23.4       If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article.

Time of receipt if documents are published on a website

23.5       Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if:

(a)         the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and

(b)         the person is given at least five Clear Days’ notice of the hearing.

Validity despite accidental error in publication on website

23.6       If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because:

(a)         those documents are, by accident, published in a different place on the website to the place notified; or

(b)         they are published for part only of the period from the date of notification until the conclusion of that meeting.

Audit

23.7       The directors may appoint an Auditor of the Company who shall hold office on such terms as the directors determine.

23.8       Without prejudice to the freedom of the directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the directors shall establish and maintain an Audit Committee as a committee of the directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

23.9       If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

23.10     The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

23.11     If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the directors shall fill the vacancy and determine the remuneration of such Auditor.

23.12     Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

23.13     Auditors shall, if so required by the directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the directors or any general meeting of the Members.

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23.14     Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the directors, with any director interested in such payment abstaining from such review and approval.

23.15     The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

24.         Financial year

Unless the directors otherwise specify, the financial year of the Company:

(a)         shall end on 31st December in the year of its incorporation and each following year; and

(b)         shall begin when it was incorporated and on 1st January each following year.

25.         Record dates

Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for:

(a)         calling a general meeting;

(b)         declaring or paying a dividend;

(c)         making or issuing an allotment of Shares; or

(d)         conducting any other business required pursuant to these Articles.

The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

26.         Dividends

Declaration of dividends by Members

26.1       Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors.

Payment of interim dividends and declaration of final dividends by directors

26.2       The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

26.3       Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)         Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

(b)         Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

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26.4       In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)         If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)         The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)         If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

26.5       Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. If a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

26.6       The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

Power to pay other than in cash

26.7       If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)         issue fractional Shares;

(b)         fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)         vest some assets in trustees.

How payments may be made

26.8       A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)         if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose — by wire transfer to that bank account; or

(b)         by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

26.9       For the purpose of paragraph (a) of the preceding Article, the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph (b) of the preceding Article, subject to any Applicable Law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

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26.10     If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)         to the registered address of the Joint Holder of the Share who is named first on the Register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)         to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

26.11     Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other moneys not to bear interest in absence of special rights

26.12     Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

26.13     If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

26.14     A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

27.         Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve

27.1       The directors may resolve to capitalise:

(a)         any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)         any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)         by paying up the amounts unpaid on that Member’s Shares;

(b)         by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid.

Applying an amount for the benefit of members

27.2       The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

27.3       Subject to the Act, if a fraction of a Share, a debenture, or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

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28.         Share premium account

Directors to maintain share premium account

28.1       The directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

28.2       The following amounts shall be debited to any share premium account:

(a)         on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b)         any other amount paid out of a share premium account as permitted by the Act.

28.3       Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

29.         Seal

Company seal

29.1       The Company may have a seal if the directors so determine.

Duplicate seal

29.2       Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Cayman Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

When and how seal is to be used

29.3       A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)         by a director (or his alternate) and the Secretary; or

(b)         by a single director (or his alternate).

If no seal is adopted or used

29.4       If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)         by a director (or his alternate) or any Officer to which authority has been delegated by resolution duly adopted by the directors; or

(b)         by a single director (or his alternate); or

(c)         in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

29.5       The directors may determine that either or both of the following applies:

(a)         that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)         that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

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Validity of execution

29.6       If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

30.         Indemnity

Indemnity

30.1       To the extent permitted by Applicable Law, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)         all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary, director or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s, director’s or Officer’s duties, powers, authorities or discretions; and

(b)         without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary, director or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Cayman Islands or elsewhere.

Such indemnity only applies if the directors are of the view that, in the absence of fraud, wilful default or wilful neglect, such existing or former Secretary, director or Officer acted honestly and in good faith with a view to what the person believes is in the best interests of the Company and, in the case of criminal proceedings, such person had no reasonable cause to believe that their conduct was unlawful. No such existing or former Secretary, director or Officer, however, shall be indemnified in respect of any matter arising out of his own actual fraud, wilful default or wilful neglect.

30.2       To the extent permitted by Applicable Law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary, director or Officer of the Company in respect of any matter identified in paragraph (a) or paragraph (b) of the preceding Article on condition that the Secretary, director or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary, director or that Officer for those legal costs.

Release

30.3       To the extent permitted by Applicable Law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own actual fraud, wilful default or wilful neglect.

Insurance

30.4       To the extent permitted by Applicable Law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a)         an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i)          the Company;

(ii)         a company which is or was a subsidiary of the Company;

(iii)        a company in which the Company has or had an interest (whether direct or indirect); and

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(b)         a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

31.         Notices

Form of notices

31.1       Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be:

(a)         in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)         subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)         where these Articles expressly permit, by the Company by means of a website.

Electronic communications

31.2       Without limitation to Articles 17.1 to 17.5 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 19.9 to 19.11 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if:

(a)         the directors so resolve;

(b)         the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and

(c)         the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed.

If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified.

31.3       A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent.

Persons authorised to give notices

31.4       A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member.

Delivery of written notices

31.5       Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

31.6       Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the Register of Members.

Signatures

31.7       A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

31.8       An Electronic Record may be signed by an Electronic Signature.

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Evidence of transmission

31.9       A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

31.10     A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Giving notice to a deceased or bankrupt Member

31.11     A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

31.12     Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

31.13     A notice is given on the date identified in the following table.

Method for giving notices	When taken to be given
Personally	At the time and date of delivery
By leaving it at the member’s registered address	At the time and date it was left
If the recipient has an address within the Cayman Islands, by posting it by prepaid post to the street or postal address of that recipient	48 hours after it was posted
If the recipient has an address outside the Cayman Islands, by posting it by prepaid airmail to the street or postal address of that recipient	3 Clear Days after posting
By Electronic Record (other than publication on a website), to recipient’s Electronic address	Within 24 hours after it was sent
By publication on a website	See these Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

Saving provision

31.14     None of the preceding notice provisions shall derogate from these Articles about the delivery of written resolutions of directors and written resolutions of Members.

32.         Authentication of Electronic Records

Application of Articles

32.1       Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 32.2 or Article 32.4 applies.

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Authentication of documents sent by Members by Electronic means

32.2       An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)         the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)         the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)         Article 32.7 does not apply.

32.3       For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 32.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

32.4       An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)         the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)         the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)         Article 32.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

32.5       For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 32.7 applies.

Manner of signing

32.6       For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision

32.7       A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)         believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)         believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)         otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

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33.         Transfer by way of continuation

33.1       The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)         the Cayman Islands; or

(b)         such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

33.2       To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a)         an application be made to the Registrar of Companies to deregister the Company in the Cayman Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b)         all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

34.         Winding up

Distribution of assets in specie

34.1       If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)         to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

(b)         to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability

34.2       No Member shall be compelled to accept any assets if an obligation attaches to them.

The directors are authorised to present a winding up petition

34.3       The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

35.         Amendment of Memorandum and Articles

Power to change name or amend Memorandum

35.1       Subject to the Act, the Company may, by Special Resolution:

(a)         change its name; or

(b)         change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

35.2       Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

36.         Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more constituent companies (as defined in the Act) upon such terms as the directors may determine and (to the extent required by the Act) with the approval of a Special Resolution.

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37.         Business Combination

37.1       Notwithstanding any other provision of these Articles, this Article 37 shall apply during the period commencing upon the adoption of these Articles and terminating upon the first to occur of the consummation of any Business Combination and the distribution of the Trust Account pursuant to Article 37.10. In the event of a conflict between this Article 37 and any other Articles, the provisions of this Article 37 shall prevail.

37.2       Prior to the consummation of any Business Combination, the Company shall either:

(a)         submit such Business Combination to its Members for approval; or

(b)         provide Members with the opportunity to have their Shares repurchased by means of a tender offer (a Tender Offer) for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the funds held in the Trust Account (net of taxes payable and up to US$100,000 of interest released to the Company to pay dissolution expenses), if any, divided by the number of Public Shares then in issue, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 either immediately prior to or upon consummation of such Business Combination.

37.3       If the Company initiates any Tender Offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file Tender Offer documents with the SEC prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act.

37.4       If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the Tender Offer rules, and file proxy materials with the SEC.

37.5       At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.

37.6       Any Member holding Public Shares who is not a Founder, Officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company’s prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its income and other taxes, if any, divided by the number

Annex A-41

of Public Shares then in issue (such redemption price being referred to herein as the Redemption Price), provided that the Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001.

37.7       The Company has until 22 January 2026 to consummate a Business Combination, provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination by 22 January 2025, the Company may, at the request of the Sponsor, extend the period of time to consummate a Business Combination up to 12 times, each by an additional one (1) month (for a total of up to [12] months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the trust agreement governing the Trust Account as may be amended from time to time as may be amended from time to time. In the event that the Company does not consummate a Business Combination within such period of time, including any valid one-month extension(s) having been made in each case, pursuant to this Article 37.7 or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)         cease all operations except for the purpose of winding up;

(b)         as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income and other taxes, if any (less taxes payable and less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)         as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

37.8       In the event that any amendment is made to these Articles:

(a)         that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i)          have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 37.2(b) or 37.6; or

(ii)         redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within such period of time, including any valid one-month extension(s) having been made in each case, pursuant to Article 37.7, or such later time as the Members may approve in accordance with the Articles; or

(b)         with respect to any other provision relating to the rights of holders of Public Shares,

each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any, divided by the number of Public Shares then in issue, provided that the Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions. In connection with any vote held to approve a proposed amendment to these Articles under this Article 37.9, holders of Public Shares seeking to exercise their Amendment Redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/

Annex A-42

Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a proposed amendment to these Articles under this Article 37.9.

37.9       After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)         receive funds from the Trust Account; or

(b)         vote as a class with the Public Shares:

(i)          on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii)         to approve an amendment to these Articles to:

(A)        extend the time the Company has to consummate a Business Combination beyond such period of time, including any valid one-month extension(s) having been made in each case, pursuant to Article 37.7; or

(B)         amend the foregoing provisions of these Articles.

37.10     The Company must complete one or more Business Combinations, which must be with one or more operating businesses or assets with an aggregate fair market value equal to at least 80% of the net assets held in the Trust Account (excluding any taxes payable on the interest earned on the Trust Account). An initial Business Combination must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

37.11     The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)         any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)         any director or Officer of the Company and any Affiliate or relative of such director or Officer.

37.12     A director may vote in respect of any Business Combination in which such director has a conflict of interest with respect to the evaluation of such Business Combination. Such director must disclose such interest or conflict to the other directors.

37.13     The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, the directors of the Company or Officers. In the event the Company seeks to complete the Business Combination with a target that is Affiliated with the Sponsor, a Founder, Officers or directors, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another independent firm that commonly renders valuation opinions for the type of company we are seeking to acquire or an independent accounting firm, that such a Business Combination or transaction is fair to the Company from a financial point of view.

37.14     Any Business Combination must be approved by a majority of the Independent Directors.

38.         Certain Tax Filings

38.1       Each Tax Filing Authorised Person and any such other person, acting alone, as any director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any director of the Company or an Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of these Articles.

Annex A-43

39.         Business Opportunities

39.1       In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Investor Group (each of the foregoing, an “Investor Group Related Person”) may serve as directors of the Company and/or Officers; and (b) the Investor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Investor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its Officers, directors and Members in connection therewith.

39.2       To the fullest extent permitted by Applicable Law, the directors and officers of the Company shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, and subject to his or her fiduciary duties under Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity offered to any director and officer of the Company, on the one hand, and the Company, on the other, unless such opportunity is expressly offered to such director or officer of the Company solely in their capacity as an Officer or director of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

39.3       Except as provided elsewhere in these Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Investor Group, about which a director of the Company and/or Officer who is also an Investor Group Related Person acquires knowledge.

39.4       To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

40.         Exclusive Jurisdiction and Forum

40.1       Unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Memorandum, the Articles or otherwise related in any way to each Member’s shareholding in the Company, including but not limited to:

(a)         any derivative action or proceeding brought on behalf of the Company;

(b)         any action asserting a claim of breach of any fiduciary or other duty owed by any current or former director, Officer or other employee of the Company to the Company or the Members;

(c)         any action asserting a claim arising pursuant to any provision of the Act, the Memorandum or the Articles; or

(d)         any action asserting a claim against the Company governed by the “Internal Affairs Doctrine” (as such concept is recognised under the laws of the United States of America).

40.2       Each Member irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes.

Annex A-44

40.3       Without prejudice to any other rights or remedies that the Company may have, each Member acknowledges that damages alone would not be an adequate remedy for any breach of the selection of the courts of the Cayman Islands as exclusive forum and that accordingly the Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the selection of the courts of the Cayman Islands as exclusive forum.

40.4       This Article 40 shall not apply to any action or suits brought to enforce any liability or duty created by the U.S. Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

Annex A-45

Annex B

TRUST AMENDMENT

[__], 2026

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [__], 2026, by and between Columbus Acquisition Corp, a Cayman Islands company (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated January 22, 2025, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of January 22, 2025;

WHEREAS, Section 7(c) of the Trust Agreement provides that Section 1(k) of the Trust Agreement may only be changed, amended or modified by the affirmative vote of a majority of the outstanding ordinary shares of the Company, provided that all Public Shareholders must be given the right to receive a pro-rata portion of the trust account (no less than $10.00 per share) in connection with any such amendment);

[WHEREAS, the Company further obtained the approval of the holders of the affirmative vote of at least a majority of the then outstanding ordinary shares of the Company];

WHEREAS, the Company has obtained the written consent of A.G.P./Alliance Global Partners.

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Trust Agreement.

1.1 Section 1(k) of the Trust Agreement is hereby amended and restated in its entirety as follows::

“(k) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account (net of taxes owed in accordance with this Agreement and, in the case of Exhibit B, less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the end of a 30-day cure period after the date any additional amount of funds were required to be deposited in the Trust Account as a condition of any extension of such date approved by the Company’s shareholders but were not deposited; provided, however, that in the event that a Termination Letter has not been received by the Trustee by such time as provided in the Company’s Amended and Restated Memorandum and Articles of Association (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date. ”

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

Annex B-1

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page Follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

Columbus Acquisition Corp
By:
Name:	Fen Zhang
Title:	Chief Executive Officer and Director
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE
By:
Name:	Francis Wolf
Title:	Vice President

[Signature Page to Trust Amendment]

Annex B-3

COLUMBUS ACQUISITION CORP
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
EXTRAORDINARY GENERAL MEETING TO BE HELD ON JANUARY 16, 2026

The undersigned, revoking any previous proxies relating to these shares with respect to the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated, in connection with the Extraordinary General Meeting to be held at 9:00 a.m., Eastern Time on January 16, 2026, at the offices of Robinson & Cole LLP, 666 Third Avenue, 20th floor, New York, NY 10017 and virtually via teleconference using the following dial-in information +1 813-308-9980 (Access Code: 173547), for the sole purpose of considering and voting upon the following proposals, and hereby appoints Fen Zhang and proxy of the undersigned, with power of substitution to each, to vote all ordinary shares of Columbus Acquisition Corp (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the Extraordinary General Meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1 — Charter Amendment Proposal: To resolve as a special resolution that, the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until January 22, 2026 to complete a business combination, be deleted in their entirety and substituted in their place with the Second Amended and Restated Memorandum and Articles of Association of the Company in the form attached as Annex A hereto which provides that the Company has until January 22, 2026 to complete a business combination, and may elect to extend the period to consummate a business combination up to twelve times, each by an additional one-month extension, for a total of up to twelve months to January 22, 2027 (such amendment to the Charter as set forth in Annex A is referred to as the “Charter Amendment”).

For	Against	Abstain
☐	☐	☐

PROPOSAL 2 — Trust Amendment Proposal — To resolve by the affirmative vote of at least a majority of the issued and outstanding ordinary shares of the Company, an amendment of the Investment Management Trust Agreement, dated January 22, 2025 (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Continental Stock Transfer & Trust Company, to reflect the Charter Amendment.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3 — Adjournment Proposal — To resolve as an ordinary resolution that the Shareholder Meeting be adjourned to a later date or dates or sine die, if necessary, to permit further solicitation and vote of proxies if, at the time of the Shareholder Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.

For	Against	Abstain
☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you intend to attend this meeting    ☐ YES    ☐ NO

Signature of	______________________________
Shareholder:
Date:	______________________________
Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Share Certificate Number(s):

Note: Please sign exactly as your name or names appear in the Company’s share transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE